STRONG MUNICIPAL INCOME FUNDS

STRONG HIGH-YIELD MUNICIPAL BOND FUND                               STRONG FUNDS


STRONG MUNICIPAL BOND FUND                                         P.O. BOX 2936


STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND           MILWAUKEE, WISCONSIN 53201


STRONG SHORT-TERM MUNICIPAL BOND FUND                  TELEPHONE: (414) 359-1400


                                                       TOLL-FREE: (800) 368-3863


                                                DEVICE FOR THE HEARING-IMPAIRED:


                                                                  (800) 999-2780


                                                            WWW.STRONG-FUNDS.COM


          The Strong Family of Funds ("Strong Funds") is a family of more than thirty-five diversified and non-diversified mutual funds. All of the Strong Funds are no-load funds, meaning that you may purchase, redeem, or exchange shares without paying a sales charge. Strong Funds include growth funds, conservative equity funds, income funds, municipal income funds, international funds, and cash management funds. The Strong Municipal Income Funds are described in this Prospectus.


     This Prospectus contains information you should consider before you invest. Please read it carefully and keep it for future reference. A Statement of Additional Information for the Funds, dated January 1, 1998, contains further information, is incorporated by reference into this Prospectus, and has been filed with the Securities and Exchange Commission ("SEC"). This Statement, which may be revised from time to time, is available without charge upon request to the above-noted address or telephone number. If you would like to electronically access additional information about the Funds after reading the prospectus, you may do so by accessing the SEC's World Wide Web site (at http://www.sec.gov) that contains the Statement of Additional Information regarding the Funds and other related materials.


     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     THE STRONG HIGH-YIELD MUNICIPAL BOND FUND AND THE STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND MAY EACH INVEST UP TO 100% OF THEIR NET ASSETS IN LOWER-RATED BONDS, COMMONLY KNOWN AS "JUNK BONDS." BONDS OF THIS TYPE ARE SUBJECT TO GREATER RISKS WITH REGARD TO PAYMENT OF INTEREST AND RETURN OF PRINCIPAL THAN ARE HIGHER-RATED BONDS. INVESTORS SHOULD CAREFULLY CONSIDER THE RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUNDS. (SEE THE PROSPECTUS SECTION ENTITLED "FUNDAMENTALS OF FIXED INCOME INVESTING - CREDIT QUALITY - HIGH-YIELD (HIGH-RISK) SECURITIES.")


                                January 1, 1998


                              PROSPECTUS PAGE I-1

                         STRONG MUNICIPAL INCOME FUNDS

     The Strong Short-Term Municipal Bond Fund, Inc., Strong Municipal Bond Fund, Inc., and Strong High-Yield Municipal Bond Fund, Inc. are separately incorporated, diversified, open-end management investment companies. Strong Short-Term High Yield Municipal Fund is a diversified series of Strong Municipal Funds, Inc., which is an open-end management investment company.


     STRONG HIGH-YIELD MUNICIPAL BOND FUND (the "High-Yield Fund") seeks total return by investing for a high level of federally tax-exempt current income. The Fund invests primarily in long-term, medium- and lower-quality municipal obligations.

     STRONG MUNICIPAL BOND FUND (the "Bond Fund") seeks total return by investing for a high level of federally tax-exempt current income with a moderate degree of share-price fluctuation. The Fund invests primarily in long-term, investment-grade municipal obligations.

     STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND (the "Short-Term High Yield Fund") seeks total return by investing for a high level of federally tax-exempt current income with a moderate degree of share-price fluctuation. The Fund invests primarily in short- and intermediate-term, non-investment grade municipal obligations and maintains an average portfolio maturity between one and three years.


     STRONG SHORT-TERM MUNICIPAL BOND FUND (the "Short-Term Fund") seeks total return by investing for a high level of federally tax-exempt current income with a low degree of share-price fluctuation. The Fund invests primarily in short- and intermediate-term, investment-grade municipal obligations and maintains an average portfolio maturity of three years or less.

                              PROSPECTUS PAGE I-2

                               TABLE OF CONTENTS


EXPENSES                                         I-4
FINANCIAL HIGHLIGHTS                             I-5
HIGHLIGHTS                                       I-8
INVESTMENT OBJECTIVES AND POLICIES               I-9
Comparing the Funds                              I-9
Strong High-Yield Municipal Bond Fund           I-10
Strong Municipal Bond Fund                      I-11
Strong Short-Term High Yield Municipal Fund     I-11
Strong Short-Term Municipal Bond Fund           I-12
FUNDAMENTALS OF FIXED INCOME INVESTING          I-12
IMPLEMENTATION OF POLICIES AND RISKS            I-16
ABOUT THE FUNDS                                 I-21
SHAREHOLDER MANUAL                              II-1
APPENDIX                                         A-1

     No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and the Statement of Additional Information, and if given or made, such information or representations may not be relied upon as having been authorized by the Funds. This Prospectus does not constitute an offer to sell securities in any state or jurisdiction in which such offering may not lawfully be made.

                              PROSPECTUS PAGE I-3

                                    EXPENSES
     The following information is provided in order to help you understand the various costs and expenses that you, as an investor in the Funds, will bear directly or indirectly.
SHAREHOLDER TRANSACTION EXPENSES
            Sales Load Imposed on Purchases........ .........NONE
            Sales Load Imposed on Reinvested Dividends.........NONE
            Deferred Sales Load..............................NONE
            Redemption Fees..................................NONE
            Exchange Fees....................................NONE

      There are certain charges associated with special shareholder services offered by the Funds. Additionally, purchases and redemptions may also be made through broker-dealers or other financial intermediaries who may charge fees for their services. (See "Shareholder Manual - How to Buy Shares" and "- How to Sell Shares.")



                       ANNUAL FUND OPERATING EXPENSES
                    (as a percentage of average net assets)

               MANAGEMENT             OTHER          12B-1       TOTAL OPERATING
FUND             FEES               EXPENSES          FEES          EXPENSES
High-Yield       .60%               .15%             NONE            .75%
Bond             .60                .21              NONE            .81
Short-Term High Yield   .60         .49              NONE           1.09
Short-Term       .50                .16              NONE            .66



     From time to time the Funds' investment advisor, Strong Capital Management, Inc. (the "Advisor"), may voluntarily waive its management fee and/or absorb certain expenses for a Fund. The expenses specified in the table above for Short-Term, Bond, and High-Yield Funds are based on actual expenses incurred during the fiscal year ended August 31, 1997. Since the Short-Term High Yield Fund did not begin operations until November 30, 1997, the Other Expenses have been estimated. For additional information concerning fees and expenses, see "About the Funds - Management."

                              PROSPECTUS PAGE I-4

     EXAMPLE. You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return, and (2) redemption at the end of each time period:
PERIOD (IN YEARS)
FUND                      1                 3            5           10

High-Yield               $ 8                 $24          $42           $ 93
Bond                       8                  26           45            100
Short-Term High Yield     11                  35           ---           ---
Short-Term                  7                 21           37             82

The Example is based on each Fund's "Total Operating Expenses," as described above. PLEASE REMEMBER THAT THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND THAT ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN. The assumption in the Example of a 5% annual return is required by regulations of the SEC applicable to all mutual funds. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of a Fund's shares.
FINANCIAL HIGHLIGHTS

     The following annual Financial Highlights for each of the Funds that has completed a fiscal year has been audited by Coopers & Lybrand L.L.P., independent certified public accountants. Their report for the fiscal year ended August 31, 1997, is included in the Annual Report of the Municipal Income Funds that is contained in the Funds' Statement of Additional Information. The Financial Highlights for the Funds should be read in conjunction with the Financial Statements and related notes included in the Funds' Annual Report. Additional information about each Fund's performance is contained in the Funds' Annual Report, which may be obtained without charge by calling or writing Strong Funds. The following presents information relating to a share of common stock of each of the Funds, outstanding for the entire period.

                              PROSPECTUS PAGE I-5

                                 STRONG SHORT-TERM MUNICIPAL BOND FUND

SELECTED PER-SHARE DATA (A)                           1997(B)  1996(B)  1995    1994    1993    1992
----------------------------------------------------  -------  -------  ------  ------  ------  ------
NET ASSET VALUE, BEGINNING OF PERIOD                    $9.67    $9.77   $9.73  $10.36  $10.20  $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income                                    0.49     0.33    0.47    0.45    0.44    0.48
NetRealizedandUnrealizedGains
   (Losses) on Investments                               0.15   (0.10)    0.04  (0.62)    0.23    0.22
                                                      -------  -------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         0.64     0.23    0.51   (0.17)    0.67    0.70

LESS DISTRIBUTIONS:
From Net Investment Income (C)                         (0.49)   (0.33)  (0.47)  (0.45)  (0.44)  (0.48)
From Net Realized Gains                                     -        -       -  (0.01)  (0.07)  (0.02)
                                                      -------  -------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                    (0.49)   (0.33)  (0.47)  (0.46)  (0.51)  (0.50)
                                                      -------  -------  ------  ------  ------  ------

NET ASSET VALUE, END OF PERIOD                          $9.82    $9.67   $9.77   $9.73  $10.36  $10.20
                                                      =======  =======  ======  ======  ======  ======
TOTAL RETURN                                            +6.7%    +2.4%   +5.4%   -1.6%   +6.8%   +7.2%
RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------  -------  -------  ------  ------  ------  ------
Net Assets, End of Period (In Millions)                  $165     $136    $133    $161    $216    $111
Ratio of Expenses to Average Net Assets                  0.7%    0.7%*    0.8%    0.7%    0.6%    0.2%
Ratio of Expenses to Average Net Assets
Without Waivers and Absorptions                          0.7%    0.7%*    0.8%    0.7%   0.7%    0.8%
Ratio of Net Investment Income to Average Net Assets     5.0%    5.1%*    4.8%    4.5%    4.2%    4.9%
Portfolio Turnover Rate                                 26.2%    38.0%    226.8%  273.2%  141.5%  139.9%
                                                                             %       %

*     Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period ended August 31. Total return and portfolio turnover rate are not annualized in 1996.
(c)     Tax-exempt for regular Federal income tax purposes.


                              PROSPECTUS PAGE I-6

                         STRONG HIGH-YIELD MUNICIPAL BOND FUND


SELECTED PER-SHARE DATA (A)                           1997(B)  1996(B)    1995    1994  1993(C)
----------------------------------------------------  -------  -------  ------  ------  -------
NET ASSET VALUE, BEGINNING OF PERIOD                  $9.45    $9.91    $9.29   $10.10  $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income                                  0.61     0.44     0.69    0.71    0.16
Net Realized and Unrealized Gains
   (Losses) on Investments                            0.64     (0.46)   0.62    (0.81)  0.10
                                                      -------  -------  ------  ------  -------
TOTAL FROM INVESTMENT OPERATIONS                      1.25     (0.02)   1.31    (0.10)  0.26
LESS DISTRIBUTIONS:
From Net Investment Income (D)                        (0.61)   (0.44)   (0.69)  (0.71)  (0.16)
                                                      -------  -------  ------  ------  -------
From Net Realized Gains                                   -         -        -       -       -
                                                      -------  -------  ------  ------  -------
TOTAL DISTRIBUTIONS                                   (0.61)   (0.44)   (0.69)  (0.71)  (0.16)
                                                      -------  -------  ------  ------  -------

NET ASSET VALUE, END OF PERIOD                        $10.09   $9.45    $9.91   $9.29   $10.10
                                                      =======  =======  ======  ======  =======
TOTAL RETURN                                            +13.6%   -0.1%    +14.6%  -1.0%   +2.7%
RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------  -------  -------  ------  ------  -------
Net Assets, End of Period (In Millions)                 $361     $238     $267    $108    $21
Ratio of Expenses to Average Net Assets                  0.7%     0.7%*    0.4%    0.0%    0.0%*
Ratio of Expenses to Average Net Assets
Without Waivers and Absorptions                         0.7%     0.7%*    0.8%    0.8%    1.1%*
Ratio of Net Investment Income to Average Net Assets   6.2%     6.9%*    7.1%    7.5%    6.8%*
Portfolio Turnover Rate                                92.1%    106.8%   113.8%  198.1%  28.0%

*     Calculated on an annualized basis.
 (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period ended August 31. Total return and portfolio turnover rate are not annualized in 1996.
 (c) Inception date is October 1, 1993. Total return and portfolio turnover rate are not annualized.
 (d)     Tax-exempt for regular Federal income tax purposes.



                              PROSPECTUS PAGE I-7

                                                  STRONG MUNICIPAL BOND FUND


SELECTED PER-SHARE DATA (A)               1997(B)  1996(B)  1995     1994     1993    1992    1991    1990    1989    1988    1987
-------------------------------------------------  -------  -------  -------  ------  ------  ------  ------  ------  ------  ------
NET ASSET VALUE, BEGINNING OF PERIOD        $8.99    $9.52    $9.23   $10.25  $10.00  $09.76   $9.22   $9.47   $9.35   $9.16  $10.01
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income                        0.50     0.33     0.52     0.56    0.58    0.65    0.65    0.66    0.52    0.49    0.67
Net Realized and Unrealized Gains
 (Losses) on Investments                     0.53     (0.53)   0.51     (1.02)   0.57    0.50    0.54    (0.25)  0.12    0.19 (0.85)
                                          -------  -------  -------  -------  ------  ------  ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS             1.03   (0.20)     1.03   (0.46)    1.15    1.15    1.19    0.41    0.64    0.68  (0.18)

LESS DISTRIBUTIONS:
From Net Investment Income (C)              (0.50)   (0.33)   (0.54)   (0.56)  (0.58)  (0.65)  (0.65)  (0.66)  (0.52)  (0.49) (0.67)
In Excess of Net Investment Income              .-       .-   (0.20)       .-      .-      .-      .-      .-       -       -     -
From Net Realized Gains                          -        -        -        -  (0.32)  (0.26)       -       -       -       -     -
                                          -------  -------  -------  -------  ------  ------  ------  ------  ------  ------  -----
TOTAL DISTRIBUTIONS                         (0.50)   (0.33)   (0.74)   (0.56)  (0.90)  (0.91)  (0.65)  (0.66)  (0.52)  (0.49) (0.67)
                                          -------  -------  -------  -------  ------  ------  ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD              $9.52    $8.99    $9.52    $9.23  $10.25  $10.00   $9.76   $9.22   $9.47   $9.35   $9.16

                                          =======  =======  =======  =======  ======  ======  ======  ======  ======  ======  ======
TOTAL RETURN                               +11.8%    -2.1%   +11.4%    -4.6%  +11.8%  +12.2%  +13.4%   +4.6%   +7.1%   +7.6%   -1.8%
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (In Millions)     $232     $247     $247     $280    $399    $290    $115    $032    $019    $018    $019
Ratio of Expenses to Average Net Assets     0.8%    0.8%*     0.8%     0.8%    0.7%    0.1%    0.1%    0.3%    1.7%    1.3%    1.0%
Ratio of Expenses to Average Net Assets
Without Waivers and Absorptions             0.8%    0.8%*     0.8%     0.8%    0.8%    0.9%    1.1%    1.5%    1.8%    1.4%    1.3%
Ratio of Net Investment Income to Average   5.4%     5.4%*    5.4%     5.8%     5.6%    6.4%    6.9%    7.2%    5.6%    5.3%   7.0%
Net Assets
Portfolio Turnover Rate                     85.0%   172.9%   513.8%   311.0%  156.7%  324.0%  465.2%  586.0%  243.3%  343.6% 284.0%

*     Calculated on an annualized basis.
 (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period ended August 31. Total return and portfolio turnover rate are not annualized in 1996.
(c)     Tax-exempt for regular Federal income tax purposes.

PROSPECTUS PAGE I-8

                                   HIGHLIGHTS
INVESTMENT OBJECTIVES AND POLICIES
     Each Fund has distinct investment objectives and policies. Each Fund seeks to provide income exempt from federal income tax consistent with maturity, quality, and other standards as set forth under "Investment Objectives and Policies."
IMPLEMENTATION OF POLICIES AND RISKS

     The Funds may engage in derivative transactions including options, futures, and options on futures transactions within specified limits. Each Fund may also invest in repurchase agreements, when-issued securities, and illiquid securities. The High-Yield and Short-Term High Yield Funds may each invest up to 100% of their net assets in junk bonds. These investment practices involve risks that are different in some respects from those associated with similar funds that do not use them. (See "Implementation of Policies and Risks" and "Fundamentals of Fixed Income Investing - Credit Quality.")

MANAGEMENT

     The Advisor, Strong Capital Management, Inc., serves as investment advisor to the Funds. The Advisor provides investment management services for mutual funds and other investment portfolios representing assets of over $28 billion. (See "About the Funds - Management.")

PURCHASE AND REDEMPTION OF SHARES
     You may purchase or redeem shares of a Fund at net asset value. There are no redemption or 12b-1 charges. The net asset values change daily with the value of each Fund's portfolio. You can locate the net asset value for a Fund in newspaper listings of mutual fund prices under the "Strong Funds" heading or at our site on the World Wide Web at http://www.strong-funds.com. (See "Shareholder Manual - How to Buy Shares" and " - How to Sell Shares.") SHAREHOLDER SERVICES

     Strong shareholder benefits include: telephone purchase, exchange, and redemption privileges; professional representatives available 24 hours a day; automatic investment, automatic dividend reinvestment, payroll direct deposit, automatic exchange and systematic withdrawal plans; free check writing; and a no-minimum investment program. (See "Shareholder Manual - Shareholder Services.")


                              PROSPECTUS PAGE I-9

DIVIDENDS AND OTHER DISTRIBUTIONS
     The policy of each Fund is to pay dividends from investment income monthly and to distribute substantially all net realized capital gains annually. (See "About the Funds - Distributions and Taxes.")
INVESTMENT OBJECTIVES AND POLICIES
     The descriptions that follow are designed to help you choose the Fund that best fits your investment objective. You may want to pursue more than one objective by investing in more than one of the Funds or by investing in one of the other Strong Funds, which are described in separate prospectuses. Each Fund's investment objective is discussed below in connection with the Fund's investment policies. Because of the risks inherent in all investments, there can be no assurance that the Funds will meet their objectives.
     Each Fund's return and risk potential depends in part on the maturity and credit-quality characteristics of the underlying investments in its portfolio. In general, longer-maturity fixed income securities carry higher yields and greater price volatility than shorter-term fixed income securities. Similarly, fixed income securities issued by less creditworthy entities tend to carry higher yields than those with higher credit ratings. (See "Fundamentals of Fixed Income Investing" for a more detailed discussion of the principles and risks associated with fixed income securities.)
COMPARING THE FUNDS
     The following summary is intended to help distinguish the Funds and help you determine their suitability for your investments:

                                             DEGREE OF
            AVERAGE   CREDIT      INCOME     SHARE-PRICE
FUND        MATURITY  QUALITY     POTENTIAL  FLUCTUATION

----------  --------  ----------  ---------  -----------
Short-Term  3 years    At least   Low to     Low
            or less   85%         Moderate
                      investment
                      grade

----------  --------  ----------  ---------  -----------
Short-Term  1 to 3    At least    High       Moderate
High Yield  years     80% rated
                      BBB or
                      lower

----------  --------  ----------  ---------  -----------
Bond        10 to 20  At least    Moderate   Moderate to
            years*    85%                    High
                      investment
                      grade



----------  --------  ----------  ---------  -----------
High-Yield  15 to 25  At least    High       Moderate to
            years*    65% rated              High
                      BBB or
                      lower



----------  --------  ----------  ---------  -----------


* Expected Range


                              PROSPECTUS PAGE I-10

     The Strong Municipal Income Funds are designed for investors whose income tax levels enable them to benefit from tax-exempt income. In general, the Funds are not appropriate investments for tax-deferred retirement plans, such as Individual Retirement Accounts. THE BOND AND HIGH-YIELD FUNDS EMPLOY A LONG-TERM INVESTMENT APPROACH; THEREFORE, INVESTORS SHOULD NOT RELY ON THESE FUNDS FOR THEIR SHORT-TERM FINANCIAL NEEDS.
     Each Fund has adopted certain fundamental investment restrictions that are set forth in the Funds' Statement of Additional Information ("SAI"). Those restrictions, a Fund's investment objective, and any other investment policies identified as "fundamental" cannot be changed without shareholder approval. To further guide investment activities, each Fund has also instituted a number of non-fundamental operating policies, which are described throughout this Prospectus and in the SAI. Although operating policies may be changed by a Fund's Board of Directors without shareholder approval, a Fund will promptly notify shareholders of any material change in operating policies.
     As a fundamental policy, each Fund will invest at least 80% of its net assets in municipal securities under normal market conditions. (See "Implementation of Policies and Risks - Municipal Obligations.") Generally, municipal obligations are those whose interest is exempt from federal income tax. Each Fund may invest, without limitation, in municipal obligations whose interest is a tax-preference item for purposes of the federal alternative minimum tax ("AMT"). For taxpayers who are subject to the AMT, a substantial portion of each Fund's distributions may not be exempt from federal income tax. Accordingly, a Fund's net return may be lower for those taxpayers. (Consult with your tax adviser to determine whether you are subject to the AMT, and see "About the Funds - Distributions and Taxes" for more information.) A Fund may also invest up to 20% of its net assets in taxable securities of comparable quality to its investments in municipal securities, including U.S. government securities, bank and corporate obligations, and short-term fixed income securities. A Fund will generally invest in taxable bonds to take advantage of capital gain opportunities. When the Advisor determines that market conditions warrant a temporary defensive position, the Funds may invest without limitation in cash and short-term fixed income securities.

STRONG HIGH-YIELD MUNICIPAL BOND FUND
     The High-Yield Fund seeks total return by investing for a high level of federally tax-exempt current income.
     The Fund is designed for long-term investors who want to pursue higher income than higher-quality municipal obligations generally provide and who are willing to accept the risk of principal fluctuation associated with longer-term, medium- and lower-quality debt obligations. While there are no maturity restrictions for the Fund's obligations, it is anticipated that the Fund will maintain an average portfolio maturity of between 15 and 25 years.

     The Fund invests primarily in long-term, medium- and lower-quality municipal obligations. Under normal market conditions the Fund invests at least 65% of its total assets in medium- and lower-quality municipal obligations. Medium-quality debt obligations are those rated in the fourth-highest category (E.G., bonds rated BBB by Standard & Poor's Rating Group ("S&P")) or obligations determined by the Advisor to be of comparable quality. Lower-quality bonds, also commonly referred to as "non- investment-grade" bonds or "junk" bonds, are those rated below the fourth-highest category (E.G., bonds rated BB to C by S&P) or bonds of comparable quality. The Fund also may invest in debt obligations that are in default, but such obligations are not expected to exceed 10% of the Fund's net assets. (See "Fundamentals of Fixed Income Investing - Credit Quality - High-Yield (High-Risk) Securities" for further information on the risks associated with investing in medium- and lower-quality debt obligations.)

                              PROSPECTUS PAGE I-11

STRONG MUNICIPAL BOND FUND


     The Bond Fund seeks total return by investing for a high level of federally tax-exempt current income with a moderate degree of share-price fluctuation.


     The Fund is designed for long-term investors who want to pursue higher income than shorter-term municipal obligations generally provide and who are willing to accept the fluctuation in principal associated with longer-term debt obligations. While there are no maturity restrictions for the Fund's debt obligations, it is anticipated that the Fund will maintain an average portfolio maturity of between 10 and 20 years.


     Under normal market conditions, the Fund invests at least 85% of its net assets in investment-grade debt obligations, which range from those in the highest rating category to those rated in the fourth-highest rating category (E.G., BBB or higher by S&P). The Fund may also invest up to 15% of its net assets in non-investment-grade debt, otherwise known as high-yield (high-risk) securities or "junk bonds" (E.G., those debt obligations rated as high as BB and as low as C by S&P). (See "Fundamentals of Fixed Income Investing - Credit Quality.")


STRONG SHORT-TERM HIGH  YIELD MUNICIPAL FUND


     The Short-Term High Yield Fund seeks total return by investing for a high level of federally tax-exempt current income with a moderate degree of share-price fluctuation.


     The Fund is designed for investors who want to pursue higher income than higher-quality municipal obligations generally provide and who are willing to accept the risk of principal fluctuation associated with medium- and lower-quality debt obligations. BECAUSE ITS SHARE PRICE WILL VARY, THE FUND IS NOT AN APPROPRIATE INVESTMENT FOR THOSE WHOSE INVESTMENT OBJECTIVE IS ABSOLUTE PRINCIPAL STABILITY.


     The Fund invests primarily in medium- and lower-quality municipal obligations. Under normal market conditions, the Fund's average portfolio maturity will be between one and three years.


     Under normal market conditions, the Fund invests at least 80% of its total assets in medium- and lower-quality municipal obligations. Medium-quality debt obligations are those rated in the fourth-highest category (E.G., bonds rated BBB by S&P) or obligations determined by the Advisor to be of comparable quality. Lower-quality bonds, also commonly referred to as "non-investment-grade" bonds or "junk" bonds, are those rated below the fourth-highest category (E.G., bonds rated BB to C by S&P) or bonds of comparable quality. The Fund also may invest in debt obligations that are in default, but such obligations are not expected to exceed 10% of the Fund's net assets. (See Fundamentals of Fixed Income Investing 3/4 Credit Quality 3/4 High-Yield (High-Risk) Securities" for further information on the risks associated with investing in medium- and lower-quality debt obligations.)


                              PROSPECTUS PAGE I-12

STRONG SHORT-TERM MUNICIPAL BOND FUND


     The Short-Term Fund seeks total return by investing for a high level of federally tax-exempt current income with a low degree of share-price fluctuation.


     The Fund is designed for investors who are willing to accept some fluctuation in principal in order to pursue a higher level of income than is generally available from tax-exempt money market securities. BECAUSE ITS SHARE PRICE WILL VARY, THE FUND IS NOT AN APPROPRIATE INVESTMENT FOR THOSE WHOSE PRIMARY OBJECTIVE IS ABSOLUTE PRINCIPAL STABILITY.


     The Fund invests in investment-grade municipal obligations and maintains an average portfolio maturity of three years or less. Although there are no maturity restrictions for the individual obligations in the portfolio, it is anticipated that the Fund will emphasize investments in short- and intermediate-term obligations.


     Under normal market conditions, the Fund invests at least 85% of its net assets in investment-grade debt obligations, which range from those in the highest rating category to those rated in the fourth-highest rating category (E.G., BBB or higher by S&P). The Fund may also invest up to 15% of its net assets in non-investment-grade debt, otherwise known as high-yield (high-risk) securities or "junk bonds" (E.G., those debt obligations rated as high as BB and as low as C by S&P). (See "Fundamentals of Fixed Income Investing - Credit Quality.")

                                FUNDAMENTALS OF
                             FIXED INCOME INVESTING
     The securities in which each Fund may invest include fixed- and variable-rate obligations, debentures, notes, leases, certificates of deposit, commercial paper, repurchase agreements, banker's acceptances, other short-term fixed income securities, structured investments such as mortgage- and asset-backed securities, loan participations, and convertible debt. Each Fund may also borrow funds and engage in mortgage dollar roll transactions and reverse repurchase agreements.
     Issuers of debt obligations have a contractual obligation to pay interest at a specified rate ("coupon rate") on specified dates and to repay principal ("face value" or "par value") on a specified maturity date. Certain municipal obligations (usually intermediate- and long-term obligations) have provisions that allow the issuer to redeem or "call" an obligation before its maturity. Issuers are most likely to call such obligations during periods of falling interest rates. As a result, a Fund may be required to invest the unanticipated proceeds of the called obligation at lower interest rates, which may cause the Fund's income to decline.
     Although the net asset value of each Fund is expected to fluctuate, the Advisor actively manages each Fund's portfolio and adjusts its average portfolio maturity according to the Advisor's interest rate outlook while seeking to avoid or reduce, to the extent possible, any negative change in a Fund's net asset value.

                              PROSPECTUS PAGE I-13

PRICE VOLATILITY
     The market value of debt obligations, including municipal obligations, is affected by changes in prevailing interest rates. The market value of a debt obligation generally reacts inversely to interest-rate changes, meaning, when prevailing interest rates decline, an obligation's price usually rises, and when prevailing interest rates rise, an obligation's price usually declines. A fund portfolio consisting primarily of debt obligations will react similarly to changes in interest rates.
MATURITY
     In general, the longer the maturity of a debt obligation, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability. Commercial paper is generally considered the shortest form of debt obligation. Notes, whose original maturities are two years or less, are considered short-term obligations. The term "bond" generally refers to securities with maturities longer than two years. Bonds with maturities of three years or less are considered short-term, bonds with maturities between three and seven years are considered intermediate-term, and bonds with maturities greater than seven years are considered long-term.


                              PROSPECTUS PAGE I-14

CREDIT QUALITY
     The values of debt obligations may also be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings.

     In conducting its credit research and analysis, the Advisor considers both qualitative and quantitative factors to evaluate the creditworthiness of individual issuers. The Advisor also relies, in part, on credit ratings compiled by a number of nationally recognized statistical rating organizations, which include S&P, Moody's Investors Service, Duff & Phelps Rating Co., Thomson BankWatch, Inc. and FITCH IBCA, Inc. (the "NRSROs"). "Appendix - Ratings of Debt Obligations" presents a summary of the ratings of these organizations. Please refer to the Appendix in the Funds' SAI for a more detailed description of the ratings of the NRSROs.

     INVESTMENT-GRADE DEBT OBLIGATIONS. Debt obligations rated in the highest-through the medium-quality categories are commonly referred to as "investment-grade" debt obligations and include the following:
U.S. government securities;
- bonds or bank obligations rated in one of the four highest rating categories (E.G., BBB or higher by S&P);
- short-term notes rated in one of the two highest rating categories (E.G., SP-2 or higher by S&P);
- short-term bank obligations rated in one of the three highest rating categories (E.G., A-3 or higher by S&P), with respect to obligations maturing in one year or less;
- commercial paper rated in one of the three highest rating categories (E.G., A-3 or higher by S&P);
- unrated debt obligations determined by the Advisor to be of comparable quality; and
- repurchase agreements involving investment-grade debt obligations. Investment-grade debt obligations are generally believed to have relatively low degrees of credit risk.

 All ratings are determined at the time of investment. Any subsequent rating downgrade of a debt obligation will be monitored by the Advisor to consider what action, if any, a Fund should take consistent with its investment objective. For purposes of determining whether a security is investment grade, the Advisor may use the highest rating assigned to that security by any NRSRO.


                              PROSPECTUS PAGE I-15

     HIGH-YIELD (HIGH-RISK) SECURITIES. High-yield (high-risk) securities, also referred to as "junk bonds," are those securities that are rated lower than investment grade and unrated securities of comparable quality. Although these securities generally offer higher yields than investment-grade securities with similar maturities, lower-quality securities involve greater risks, including the possibility of default or bankruptcy. In general, they are regarded to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Other potential risks associated with investing in high-yield securities include:
substantial market-price volatility resulting from changes in interest rates, changes in or uncertainty about economic conditions, and changes in the actual or perceived ability of the issuer to meet its obligations;
- greater sensitivity of highly-leveraged issuers to adverse economic changes and individual-issuer developments;
- subordination to the prior claims of other creditors;
- additional Congressional attempts to restrict the use or limit the tax and other advantages of these securities; and
- adverse publicity and changing investor perceptions about these securities. As with any other asset in a Fund's portfolio, any reduction in the value of such securities as a result of the factors listed above would be reflected in the net asset value of the Fund. In addition, a Fund that invests in lower-quality securities may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal and interest on its holdings. As a result of the associated risks, successful investments in high-yield, high-risk securities will be more dependent on the Advisor's credit analysis than generally would be the case with investments in investment-grade securities.
     It is uncertain how the high-yield market will perform during a prolonged period of rising interest rates. A prolonged economic downturn or a prolonged period of rising interest rates could adversely affect the market for these securities, increase their volatility, and reduce their value and liquidity. In addition, lower-quality securities tend to be less liquid than higher-quality debt securities because the market for them is not as broad or active. If market quotations are not available, these securities will be valued in accordance with procedures established by a Fund's Board of Directors. Judgment may, therefore, play a greater role in valuing these securities. The lack of a liquid secondary market may have an adverse effect on market price and a Fund's ability to sell particular securities.

     See the Appendix for information concerning the credit quality of the High-Yield Fund's investments for the fiscal year ended August 31, 1997.

                              PROSPECTUS PAGE I-16

IMPLEMENTATION OF POLICIES AND RISKS
     In addition to the investment policies described above (and subject to certain restrictions described below), the Funds may invest in some or all of the following securities and may employ some or all of the following investment techniques, some of which may present special risks as described below. A more complete discussion of certain of these securities and investment techniques and the associated risks is contained in the Funds' SAI.
MUNICIPAL OBLIGATIONS

     IN GENERAL. Municipal obligations are debt obligations issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and their political subdivisions, agencies, and instrumentalities. Municipal obligations generally include debt obligations issued to obtain funds for various public purposes. Certain types of municipal obligations are issued in whole or in part to obtain funding for privately operated facilities or projects. Municipal obligations include general obligation bonds, revenue bonds, industrial development bonds, notes, and municipal lease obligations. Municipal obligations also include obligations, the interest on which is exempt from federal income tax, that may become available in the future as long as the Board of Directors of a Fund determines that an investment in any such type of obligation is consistent with that Fund's investment objective.

     BONDS AND NOTES. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.
     LEASE OBLIGATIONS. Municipal lease obligations may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities, such as state and municipal vehicles, telecommunications and computer equipment, and other capital assets. Each Fund may purchase these obligations directly, or it may purchase participation interests in such obligations. (See "Participation Interests" below.) Municipal leases are generally subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for, appropriate, and make payments due under the obligation. Certain municipal leases may, however, contain

                              PROSPECTUS PAGE I-17

"non-appropriation" clauses which provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Accordingly, such obligations are subject to "non-appropriation" risk. While municipal leases are secured by the underlying capital asset, it may be difficult to dispose of any such asset in the event of non-appropriation or other default.
     MORTGAGE-BACKED BONDS. Each Fund's investments in municipal obligations may include mortgage-backed municipal obligations, which are a type of municipal security issued by a state, authority, or municipality to provide financing for residential housing mortgages to target groups, generally low-income individuals who are first-time home buyers. A Fund's interest, evidenced by such obligations, is an undivided interest in a pool of mortgages. Payments made on the underlying mortgages and passed through to the Fund will represent both regularly scheduled principal and interest payments. A Fund may also receive additional principal payments representing prepayments of the underlying mortgages. While a certain level of prepayments can be expected, regardless of the interest rate environment, it is anticipated that prepayment of the underlying mortgages will accelerate in periods of declining interest rates. In the event that a Fund receives principal prepayments in a declining interest-rate environment, its reinvestment of such funds may be in bonds with a lower yield.
PARTICIPATION INTERESTS
     A participation interest gives a Fund an undivided interest in a municipal obligation in the proportion that the Fund's participation interest bears to the principal amount of the obligation. These instruments may have fixed, floating, or variable rates of interest. A Fund will only purchase participation interests if accompanied by an opinion of counsel that the interest earned on the underlying municipal obligations will be tax-exempt. If a Fund purchases unrated participation interests, the Board of Directors or its delegate must have determined that the credit risk is equivalent to the rated obligations in which the Fund may invest. Participation interests may be backed by a letter of credit or guaranty of the selling institution. When determining whether such a participation interest meets a Fund's credit quality requirements, the Fund may look to the credit quality of any financial guarantor providing a letter of credit or guaranty.


                              PROSPECTUS PAGE I-18

ILLIQUID SECURITIES
     The Funds may each invest up to 15% of their net assets in illiquid securities. Illiquid securities are those securities that are not readily marketable, including restricted securities and repurchase obligations maturing in more than seven days. Certain restricted securities which may be resold to institutional investors under Rule 144A under the Securities Act of 1933 and
Section 4(2) commercial paper may be determined to be liquid under guidelines adopted by each Fund's Board of Directors.
STANDBY COMMITMENTS
     In order to facilitate portfolio liquidity, each Fund may acquire standby commitments from brokers, dealers, or banks with respect to securities in its portfolio. Standby commitments entitle the holder to achieve same-day settlement and receive an exercise price equal to the amortized cost of the underlying security plus accrued interest. Standby commitments generally increase the cost of the acquisition of the underlying security, thereby reducing the yield. Standby commitments are subject to the issuer's ability to fulfill its obligation upon demand. Although no definitive creditworthiness criteria are used, the Advisor reviews the creditworthiness of the brokers, dealers, and banks from which a Fund obtains standby commitments to evaluate those risks.
WHEN-ISSUED SECURITIES
     Each Fund may invest in securities purchased on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the commitment, these securities may be delivered and paid for at a future date, generally within 45 days. Purchasing when-issued securities allows a Fund to lock in a fixed price or yield on a security it intends to purchase. However, when a Fund purchases a when-issued security, it immediately assumes the risk of ownership, including the risk of price fluctuation.
     The greater a Fund's outstanding commitments for these securities, the greater the exposure to potential fluctuations in the net asset value of a Fund. Purchasing when-issued securities may involve the additional risk that the yield available in the market when the delivery occurs may be higher or the market price lower than that obtained at the time of commitment. Although a Fund may be able to sell these securities prior to the delivery date, it will purchase when-issued securities for the purpose of actually acquiring the securities, unless, after entering into the commitment, a sale appears desirable for investment reasons. When required by SEC guidelines, a Fund will set aside permissible liquid assets in a segregated account to secure its outstanding commitments for when-issued securities.


                              PROSPECTUS PAGE I-19

SECTOR CONCENTRATION
     From time to time, each Fund may invest 25% or more of its total assets in municipal obligations that are related in such a way that an economic, business, or political development or change affecting one such security could also affect the other securities. Such related sectors may include hospitals, retirement centers, pollution control, single-family housing, multiple-family housing, industrial development, utilities, education, and general obligation bonds. Each Fund also may invest 25% or more of its total assets in municipal obligations whose issuers are located in the same state.
DERIVATIVE INSTRUMENTS
     A Fund may use derivative instruments for any lawful purpose consistent with the Fund's investment objective such as hedging or managing risk. Derivative instruments are commonly defined to include securities or contracts whose values depend on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities. These "other assets" are commonly referred to as "underlying assets."
     A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to OPTIONS or FORWARD CONTRACTS. Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on forward and swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and by applying these structures to a wide range of underlying assets.
     An option is a contract in which the "holder" (the buyer) pays a certain amount (the "premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price at or before a certain time. The holder pays the premium at inception and has no further financial obligation. The holder of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option-based derivative generally will receive fees or premiums but generally is exposed to losses due to changes in the value of the underlying asset.
     A forward is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset.


                              PROSPECTUS PAGE I-20

     Derivative instruments may include (i) options; (ii) futures; (iii) options on futures; (iv) short sales, in which a Fund sells a security for delivery at a future date; (v) swaps, in which two parties agree to exchange a series of cash flows in the future, such as interest-rate payments; (vi) interest-rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; (vii) interest-rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and (viii) structured instruments which combine the foregoing in different ways.

     Derivatives may be exchange-traded or traded in OTC transactions between private parties. OTC transactions are subject to additional risks, such as the credit risk of the counterparty to the instrument and are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. When required by SEC guidelines, a Fund will set aside permissible liquid assets in a segregated account to secure its obligations under the derivative.

     The successful use of derivatives by a Fund is dependent upon a variety of factors, particularly the Advisor's ability to correctly anticipate trends in the underlying asset. In a hedging transaction, if the Advisor incorrectly anticipates trends in the underlying asset, a Fund may be in a worse position than if no hedging had occurred. In addition, there may be imperfect correlation between a Fund's derivative transactions and the instruments being hedged. To the extent that the Fund is engaging in derivative transactions for risk management, the Fund's successful use of such transactions is more dependent upon the Advisor's ability to correctly anticipate such trends, since losses in these transactions may not be offset by gains in the Fund's portfolio or in lower purchase prices for assets it intends to acquire. The Advisor's prediction of trends in underlying assets may prove to be inaccurate, which could result in substantial losses to a Fund.

     In addition to the derivative instruments and strategies described above, the Advisor expects to discover additional derivative instruments and other trading techniques. The Advisor may utilize these new derivative instruments and techniques to the extent that they are consistent with the Fund's investment objective and permitted by the Fund's investment limitations, operating policies, and applicable regulatory authorities.
ZERO-COUPON, STEP-COUPON, AND PAY-IN-KIND SECURITIES
     Each Fund may invest in zero-coupon, step-coupon, and pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal


                              PROSPECTUS PAGE I-21
income tax law requires the holders of taxable zero-coupon, step-coupon, and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accrued during that year. In order to continue to qualify for treatment as a "regulated investment company" under the Internal Revenue Code and avoid a certain excise tax, a Fund may be required to distribute a portion of such discount and income and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.
CASH MANAGEMENT
     Each Fund may invest directly in cash and short-term fixed-income securities, including, for this purpose, shares of one or more money market funds managed by the Advisor (collectively, the "Strong Money Funds"). The Strong Money Funds seek current income, a stable share price of $1.00, and daily liquidity. All money market instruments can change in value when interest rates or an issuer's creditworthiness change dramatically. The Strong Money Funds cannot guarantee that they will always be able to maintain a stable net asset value of $1.00 per share.
PORTFOLIO TURNOVER

     Each Fund's historical portfolio turnover rate, except for the Short-Term High Yield Fund, is listed under "Financial Highlights." The annual portfolio turnover rate indicates changes in a Fund's portfolio. The turnover rate may vary from year to year, as well as within a year. It may also be affected by sales of portfolio securities necessary to meet cash requirements for redemptions of shares. High portfolio turnover in any year will result in the payment by a Fund of above-average amounts of transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains. The annual portfolio turnover rate for the Short-Term High Yield Fund is expected to be between 200% and 300%. However, the Short-Term High Yield Fund's portfolio turnover rate may exceed 300% when the Advisor believes the anticipated benefits of short-term investing outweigh any increase in transaction costs or increase in capital gains.


                                ABOUT THE FUNDS


MANAGEMENT

     The Board of Directors of each Fund is responsible for managing its business and affairs. Each of the Funds has entered into an investment advisory agreement (collectively the "Advisory Agreements") with Strong Capital Management, Inc. (the "Advisor"). Except for the management fee arrangements, the Advisory Agreements are identical. Under the terms of these agreements, the Advisor manages each Fund's investments and business affairs subject to the supervision of each Fund's Board of Directors.


                              PROSPECTUS PAGE I-22

     ADVISOR. The Advisor began conducting business in 1974. Since then, its principal business has been providing continuous investment supervision for individuals and institutional accounts, such as pension funds and profit-sharing plans, as well as mutual funds, several of which are funding vehicles for variable insurance products. As of November 30, 1997, the Advisor had over $28 billion under management. The Advisor's principal mailing address is P.O. Box 2936, Milwaukee, Wisconsin 53201. Mr. Richard S. Strong, the Chairman of the Board of each Fund, is the controlling shareholder of the Advisor.


     As compensation for its services, each Fund pays the Advisor a monthly management fee based on a percentage of each Fund's average daily net asset value. The annual rates are as follows: Short-Term Fund, .50%; and Bond, High-Yield, and Short-Term High Yield Funds, .60%. From time to time, the Advisor may voluntarily waive all or a portion of its management fee and/or absorb certain Fund expenses without further notification of the commencement or termination of such waiver or absorption. Any such waiver or absorption will temporarily lower a Fund's overall expense ratio and increase a Fund's overall return to investors.


     Except for expenses assumed by the Advisor or Strong Funds Distributors, Inc., a Fund is responsible for all its other expenses, including, without limitation, interest charges, taxes, brokerage commissions, and similar expenses; expenses of issue, sale, repurchase, or redemption of shares; expenses of registering or qualifying shares for sale with the states and the SEC; expenses of printing and distribution of prospectuses to existing shareholders; charges of custodians (including fees as custodian for keeping books and similar services for a Fund), transfer agents (including the printing and mailing of reports and notices to shareholders), registrars, auditing and legal services, and clerical services related to recordkeeping and shareholder relations; printing of stock certificates; fees for directors who are not "interested persons" of the Advisor; expenses of indemnification; extraordinary expenses; and costs of shareholder and director meetings.

     The Advisor permits portfolio managers and other persons who may have access to information about the purchase or sale of securities in the Fund's portfolio ("access persons") to purchase and sell securities for their own accounts, subject to the Advisor's policy governing personal investing. The policy requires access persons to conduct their personal investment activities in a manner that the Advisor believes is not detrimental to the Fund or to the Advisor's other advisory clients. Among other things, the policy requires access persons to obtain preclearance before executing personal trades and prohibits access persons from keeping profits derived from the purchase or sale of the same security within 60 calendar days. See the SAI for more information.
     PORTFOLIO MANAGERS. The following individuals serve as portfolio managers for the Strong Municipal Income Funds.

                        STRONG SHORT-TERM MUNICIPAL BOND FUND
                           STRONG MUNICIPAL BOND FUND
     STEVEN D. HARROP. A Chartered Financial Analyst, Mr. Harrop joined the Advisor in 1991. Previously, he was employed by USAA Investment Management Company, where he co-managed a balanced fund and managed five tax-exempt funds. Mr. Harrop received his bachelor's degree from Brigham Young University in 1972 and his master's degree from Northwestern University in 1973. He has managed the Strong Short-Term Municipal Bond Fund since December 1995 and the Strong Municipal Bond Fund since September 1996.


                              PROSPECTUS PAGE I-23

                     STRONG HIGH-YIELD MUNICIPAL BOND FUND

                  STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND


     MARY-KAY H. BOURBULAS. Prior to joining the Advisor as a portfolio manager in October 1991, Ms. Bourbulas was employed by Stein Roe & Farnham, where she co-managed two tax-exempt funds. Ms. Bourbulas received her bachelor's degree from Northwestern University in 1989. Ms. Bourbulas co-managed the Strong High-Yield Municipal Bond Fund from its inception in 1993 until December 1995, when she assumed sole management responsibility for the Fund. She has managed the Strong Short-Term High Yield Municipal Fund since its inception in November 1997.

TRANSFER AND DIVIDEND-DISBURSING AGENT
     The Advisor, P.O. Box 2936, Milwaukee, Wisconsin 53201, also acts as dividend-disbursing agent and transfer agent for the Funds. The Advisor is compensated for its services based on an annual fee per account plus certain out-of-pocket expenses. The fees received and the services provided as transfer agent and dividend-disbursing agent are in addition to those received and provided under the Advisory Agreements between the Advisor and the Funds. DISTRIBUTOR
     Strong Funds Distributors, Inc., P.O. Box 2936, Milwaukee, Wisconsin 53201, an indirect subsidiary of the Advisor, acts as distributor of the shares of the Funds.
ORGANIZATION

     SHAREHOLDER RIGHTS. The Short-Term, Bond, and High-Yield Funds are each Wisconsin corporations that are authorized to issue an indefinite number of shares of common stock and series and classes of series of shares of common stock. The Short-Term High Yield Fund is a series of common stock of Strong Municipal Funds, Inc., a Wisconsin corporation that is authorized to issue an indefinite number of shares of common stock and series and classes of series of shares of common stock. Each share of the Funds has one vote, and all shares participate equally in dividends and other capital gains distributions by the respective Fund and in the residual assets of the respective Fund in the event of liquidation. Certificates will be issued for shares held in your account only upon your written request. You will, however, have full shareholder rights whether or not you request certificates. Generally, the Funds will not hold an annual meeting of shareholders unless required by the Investment Company Act of 1940 (the "1940 Act").

     SHAREHOLDER PRIVILEGES. The shareholders of each Fund may benefit from the privileges described in the "Shareholder Manual" (see page II-1). However, each Fund reserves the right, at any time and without prior notice, to suspend, limit, modify, or terminate any of these privileges or their use in any manner by any person or class.
DISTRIBUTIONS AND TAXES
     PAYMENT OF DIVIDENDS AND OTHER DISTRIBUTIONS. Unless you choose otherwise, all your dividends and capital gains distributions will be automatically reinvested in additional Fund shares. Or, you may elect to have all your dividends and capital gain distributions from a Fund automatically invested in additional shares of another Strong Fund. Shares are purchased at the net asset value determined on the payment date. If you request in writing that your dividends and other distributions be paid in cash, a Fund


                              PROSPECTUS PAGE I-24
will credit your bank account by Electronic Funds Transfer ("EFT") or issue a check to you within five business days of the payment date. You may change your election at any time by calling or writing Strong Funds. Strong Funds must receive any such change 7 days (15 days for EFT) prior to a dividend or capital gain distribution payment date in order for the change to be effective for that payment.
     The policy of each Fund is to pay dividends from net investment income monthly and to distribute substantially all net realized capital gains annually. Each Fund may make additional distributions if necessary to avoid imposition of a 4% excise tax on undistributed income and gains. Each Fund declares dividends on each day its net asset value is calculated, except for bank holidays. Income earned on weekends, holidays (including bank holidays), and days on which net asset value is not calculated is declared as a dividend on the day on which a Fund's net asset value was most recently calculated.

     If you have chosen to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, your distribution option will automatically be converted to having all dividend and other distributions reinvested in additional Fund shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

     TAX STATUS OF DIVIDENDS AND OTHER DISTRIBUTIONS. If a Fund satisfies certain requirements described under "Taxes" in the SAI - which each Fund intends to continue to do - dividends paid by that Fund from the interest earned on municipal bonds will constitute "exempt-interest dividends" and will not be subject to federal income tax. However, the Funds may invest in municipal bonds the interest on which is a tax preference item for purposes of the federal alternative minimum tax ("AMT"). Exempt-interest dividends distributed to corporate shareholders also may be subject to the AMT regardless of the types of municipal bonds in which a Fund invests, depending on the corporation's tax status. Distributions by the Funds may be subject to state and local taxes, depending on the laws of your home state and locality.
     You will be subject to federal income tax at ordinary income rates on any income dividends you receive that are derived from interest on taxable securities or from net realized short-term capital gains. Distributions by a Fund of net capital gain (the excess of net long-term capital gain over net short-term capital loss), when designated as such, are taxable to you as long-term capital gains, regardless of how long you have held your Fund shares.
     The Funds' distributions, other than exempt-interest dividends ("taxable distributions"), are taxable in the year they are paid, whether they are taken in cash or are reinvested in additional shares, except that certain taxable distributions declared in the last three months of the year and paid in January are taxable as if paid on December 31.
     If a Fund's taxable distributions exceed its investment company taxable income and net capital gain in any year, all or a portion of those distributions may be treated as a return of capital to shareholders for tax purposes.


                              PROSPECTUS PAGE I-25

     YEAR-END TAX REPORTING. After the end of each calendar year, you will receive a statement (Form 1099) of the federal income tax status of all dividends and other distributions paid (or deemed paid) during the year.

     SHARES SOLD OR EXCHANGED. Your redemption of shares of the Fund may result in taxable gain or loss to you, depending upon whether the redemption proceeds payable to you are more or less than your adjusted cost basis for the redeemed shares. Similar tax consequences generally will result from an exchange of Fund shares for shares of another Strong Fund. If you purchase shares of a Fund within thirty days before or after redeeming shares of the same Fund at a loss, a portion or all of that loss will not be deductible and will increase the cost basis of the newly purchased shares. If you redeem all the shares in an account at any time during a month, accrued dividends may be paid after the redemption proceeds are paid.

     BACKUP WITHHOLDING. If you are an individual or certain other noncorporate shareholder and do not furnish a Fund with a correct taxpayer identification number, the Fund is required to withhold federal income tax at a rate of 31% (backup withholding) from all taxable dividends, capital gain distributions, and redemption proceeds, payable to you. Withholding at that rate from taxable dividends and capital gain distributions payable to you also is required if you otherwise are subject to backup withholding. To avoid backup withholding, you must provide a taxpayer identification number and state that you are not subject to backup withholding due to the underreporting of your income. This certification is included as part of your application. Please complete it when you open your account.
     TAX STATUS OF THE FUNDS. Each Fund intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code and, if so qualified, will not be liable for federal income tax on earnings and gains distributed to its shareholders in a timely manner.
     This section is not intended to be a full discussion of present or proposed federal income tax law and its effects on the Funds and investors therein. See the SAI for a further discussion. There may be other federal, state, or local tax considerations applicable to a particular investor. You are therefore urged to consult your own tax adviser.
PERFORMANCE INFORMATION
     Each Fund may advertise a variety of types of performance information, including "yield," "equivalent taxable yield," "average annual total return," "total return," and "cumulative total return." Each of these figures is based upon historical results and does not represent the future performance of a Fund.

                              PROSPECTUS PAGE I-26

     Yield is an annualized figure, which means that it is assumed that a Fund generates the same level of net investment income over a one-year period. The Funds' yield is a measure of the net investment income per share earned by a Fund over a specific one-month period and is shown as a percentage of the net asset value of the Fund's shares at the end of the period. Equivalent taxable yield represents the amount a taxable investment would need to generate to equal a Fund's yield for an investor at stated tax rates.

     Average annual total return and total return figures measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in a Fund assuming the reinvestment of all dividends and distributions. Total return figures are not annualized and simply represent the aggregate change of a Fund's investments over a specified period of time.

                               PROSPECTUS PAGE I-7

                               SHAREHOLDER MANUAL


HOW TO BUY SHARES                         II-1
DETERMINING YOUR SHARE PRICE              II-4
HOW TO SELL SHARES                        II-5
SHAREHOLDER SERVICES                      II-8
REGULAR INVESTMENT PLANS                  II-10
SPECIAL SITUATIONS                        II-12

HOW TO BUY SHARES

     All the Strong Funds are 100% NO-LOAD, meaning you may purchase, redeem or exchange shares directly at net asset value without paying a sales charge. Because the Funds' net asset values change daily, your purchase price will be the next net asset value determined after Strong receives and accepts your purchase order. Your money will begin earning dividends the first business day after your purchase order is accepted in proper form.
     Whether you are opening a new account or adding to an existing one, Strong provides you with several methods to buy Fund shares.

                              PROSPECTUS PAGE II-1

                             TO OPEN A NEW ACCOUNT

MAIL  BY CHECK
      Complete and sign the application. Make your check or money order payable to "Strong Funds."
      Mail to Strong Funds, P.O. Box 2936, Milwaukee, Wisconsin 53201. If you're using an express delivery service, send to Strong Funds, 900
      Heritage Reserve, Menomonee Falls, Wisconsin 53051.
      BY EXCHANGE
      Call 1-800-368-3863 for instructions on establishing an account with an exchange by mail.


TELEPHONE         BY EXCHANGE
                  Call 1-800-368-3863 to establish a new account by exchanging funds from
1-800-368-3863    an existing Strong Funds account.
24 HOURS A DAY,   Sign up for telephone exchange services when you open your account. To add
7 DAYS A WEEK     the telephone exchange option to your account, call 1-800-368-3863 for a
                  Shareholder Account Options Form.
                  Please note that your accounts must be identically registered and that you must exchange enough into the new account to meet the minimum initial investment.
                  Or use STRONG DIRECTSM, Strong Funds' automated telephone response system.
                  Call 1-800-368-7550.



IN PERSON  Stop by our Investor Center in Menomonee Falls, Wisconsin. Call 1-800
           368-3863 for hours and directions.
           The Investor Center can only accept checks or money orders.

WIRE  Call 1-800-368-3863 for instructions on opening an account by wire.


AUTOMATICALLY  USE STRONG'S "NO-MINIMUM INVESTMENT PROGRAM."
               If you sign up for Strong's Automatic Investment Plan when you open your account and contribute monthly, Strong Funds will waive the Fund's minimum initial investment (see chart on page II-4).
               Complete the Automatic Investment Plan section on the account application.
               Mail to the address indicated on the application.


BROKER-DEALER  You may purchase shares in the Fund through a broker-dealer or other institution that may charge a transaction fee.
               Strong Funds may only accept requests to purchase shares into a broker dealer street name account from the broker-dealer.

                              PROSPECTUS PAGE II-2

                         TO ADD TO AN EXISTING ACCOUNT

BY CHECK
- Complete an Additional Investment Form provided at the bottom of your account statement, or write a note indicating your fund account number and registration. Make your check or money order payable to "Strong Funds."
- Mail to Strong Funds, P.O. Box 2936, Milwaukee, Wisconsin 53201. If you're using an express delivery service, send to Strong Funds, 900 Heritage Reserve, Menomonee Falls, Wisconsin 53051.
BY EXCHANGE
- Call 1-800-368-3863 for instructions on exchanging by mail.

BY EXCHANGE
- Add to an account by exchanging funds from another Strong Funds account.

- Sign up for telephone exchange services when you open your account. To add the telephone exchange option to your account, call 1-800-368-3863 for a Shareholder Account Options Form.

- Please note that the accounts must be identically registered and that the minimum exchange is $50 or the balance of your account, whichever is less.
BY TELEPHONE PURCHASE

- Sign up for telephone purchase when you open your account to make additional investments from $50 to $25,000 into your Strong Funds account by telephone. To add this option to your account, call 1-800-368-3863 for a Shareholder Account Options Form.

Or use STRONG DIRECTSM, Strong Funds' automated telephone response system. Call 1-800-368-7550.

- Stop by our Investor Center in Menomonee Falls, Wisconsin. Call
  1-800-368-3863 for hours and directions.
- The Investor Center can only accept checks or money orders.

Call 1-800-368-3863 for instructions on adding to an account by wire.

USE ONE OF STRONG'S AUTOMATIC INVESTMENT PROGRAMS. Sign up for these services when you open your account, or call 1-800-368-3863 for instructions on how to add them to your existing account.
- AUTOMATIC INVESTMENT PLAN. Make regular, systematic investments (minimum $50) into your Strong Funds account from your bank checking or NOW account. Complete the Automatic Investment Plan section on the account application.

- AUTOMATIC EXCHANGE PLAN. Make regular, systematic exchanges (minimum $50) from one eligible Strong Funds account to another. Call 1-800-368-3863 for an application.

- PAYROLL DIRECT DEPOSIT. Have a specified amount (minimum $50) regularly deducted from your paycheck, social security check, military allotment, or annuity payment invested directly into your Strong Funds account. Call 1-800-368-3863 for an application.
- AUTOMATIC DIVIDEND REINVESTMENT. Unless you choose otherwise, all your dividends and capital gain distributions will be automatically reinvested in additional Fund shares. Or, you may elect to have your dividends and capital gain distributions automatically invested in shares of another Strong Fund.

- You may purchase additional shares in a Fund through a broker-dealer or other institution that may charge a transaction fee.
- Strong Funds may only accept requests to purchase shares into a broker-dealer street name account from the broker-dealer.

                              PROSPECTUS PAGE II-3

                    WHAT YOU SHOULD KNOW ABOUT BUYING SHARES
Please make all checks or money orders payable to "Strong Funds."
- We cannot accept third-party checks or checks drawn on banks outside the U.S.
- You will be charged a $20 service fee for each check, wire, or Electronic Funds Transfer ("EFT") purchase that is returned unpaid, and you will be responsible for any resulting losses suffered by a Fund.
- Further documentation may be requested from corporations, executors, administrators, trustees, guardians, agents, or attorneys-in-fact.
- A Fund reserves the right to decline to accept your purchase order upon receipt for any reason.
- Minimum Investment Requirements:
     To open a regular account...............................$2,500
     To open an UGMA/UTMA account..............................$250
     To add to an existing account..............................$50

     The Funds offer a No-Minimum Investment Program that waives the minimum initial investment requirements for investors who participate in the Strong Automatic Investment Plan and invest monthly (described on page II-10). Unless you participate in the Strong No-Minimum Investment Program, please ensure that your purchases meet the minimum investment requirements.

     Under certain circumstances (for example, if you discontinue a No-Minimum Investment Program before you reach a Fund's minimum initial investment) each Fund reserves the right to close your account. Before taking such action, a Fund will provide you with written notice and at least 60 days in which to reinstate an investment program or otherwise reach the minimum initial investment required.
DETERMINING YOUR SHARE PRICE
     Generally, when you make any purchases, sales, or exchanges, the price of your shares will be the net asset value ("NAV") next determined after Strong Funds receives your request in proper form. If Strong Funds receives such request prior to the close of the New York Stock Exchange (the "Exchange") on a day on which the Exchange is open, your share price will be the NAV determined that day. The NAV for each Fund is normally determined as of 3:00 p.m. Central Time ("CT") each day the Exchange is open. The Funds reserve the right to change the time at which purchases, redemptions, and exchanges are priced if the Exchange closes at a time other than 3:00 p.m. CT or if an emergency exists. Each Fund's NAV is calculated by taking the fair value of a Fund's total assets, subtracting all its liabilities, and dividing by the total number of shares outstanding. Expenses are accrued and applied daily when determining the NAV.

                              PROSPECTUS PAGE II-4

     Each Fund's municipal securities are valued at fair value as determined by a pricing service that is designated by the Funds' Board of Directors. The pricing service generally values securities at the average of the most recent bid and asked prices and also may look to such factors as market transactions among institutional investors and dealer quotations for similar securities. The other debt securities are valued at the last sales price on the national securities exchange or NASDAQ on which such securities are primarily traded; however, securities traded on NASDAQ for which there were no transactions on a given day or securities not listed on an exchange or NASDAQ are valued at the average of the most recent bid and asked prices. Any taxable securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors. Any debt securities of a Fund having remaining maturities of 60 days or less are valued by the amortized cost method when the Board of Directors determines that the fair value of such securities is their amortized cost.
HOW TO SELL SHARES
     You can access the money in your account at any time by selling (redeeming) some or all of your shares back to the Fund. Once your redemption request is received in proper form, Strong will normally mail you the proceeds the next business day and, in any event, no later than seven days thereafter.
     To redeem shares, you may use any of the methods described in the following chart. For your protection, certain requests may require a signature guarantee. (See "Special Situations - Signature Guarantees.")

                              PROSPECTUS PAGE II-5

                                                      TO SELL SHARES

-------------------------------------------------------------------------------------------------

MAIL                     FOR INDIVIDUAL, JOINT TENANT, AND UGMA/UTMA ACCOUNTS
                         Write a "letter of instruction" that includes the following information:
FOR YOUR PROTECTION      your account number, the dollar amount or number of shares you wish
CERTAIN REDEMPTION       to redeem, each owner's name, your street address, and the signature of
REQUESTS MAY REQUIRE A   each owner as it appears on the account.
SIGNATURE
GUARANTEE. SEE "SPECIAL  Mail to Strong Funds, P.O. Box 2936, Milwaukee, Wisconsin 53201. If
SITUATIONS 3/4 SIGNATURE   you're using an express delivery service, send to 900 Heritage Reserve,
GUARANTEES."             Menomonee Falls, Wisconsin 53051.
                         FOR TRUST ACCOUNTS
                         Same as above. Please ensure that all trustees sign the letter of instruction.
                         FOR OTHER REGISTRATIONS
                         Call 1-800-368-3863 for instructions.


TELEPHONE        Sign up for telephone redemption services when you open your account by checking the "Yes" box in the appropriate section of the account
1-800-368-3863   application. To add the telephone redemption option to your account, call 1
24 HOURS A DAY,  800-368-3863 for a Shareholder Account Options Form.
7 DAYS A WEEK    Once the telephone redemption option is in place, you may sell shares by phone and arrange to receive the proceeds in one of three ways:
                 TO RECEIVE A CHECK BY MAIL
                 At no charge, we will mail a check to the address to which your account is registered.
                 TO DEPOSIT BY EFT
                 At no charge, we will transmit the proceeds by Electronic Funds
                 Transfer (EFT) to a pre-authorized bank account. Usually, the funds will arrive at your bank two banking days after we process your redemption.
                 TO DEPOSIT BY WIRE
                 For a $10 fee, we will transmit the proceeds by wire to a pre-authorized bank account. Usually, the funds will arrive at your bank the next banking day after we process your redemption.
                 You may also use STRONG DIRECTSM, Strong Funds' automated telephone response system. Call 1-800-368-7550.


CHECK WRITING  Sign up for the free check-writing privilege when you open your account.
               To add check writing to an existing account or to order additional checks, call 1-800-368-3863.
               Please keep in mind that all check redemptions must be for a minimum of $500 and that you cannot write a check to close an account.

AUTOMATICALLY  You can set up automatic withdrawals from your account at regular intervals. To establish the Systematic Withdrawal Plan, request a form by calling 1-800-368-3863.


BROKER-DEALER  You may also redeem shares through broker-dealers or other financial intermediaries who may charge a transaction fee.

                              PROSPECTUS PAGE II-6

                   WHAT YOU SHOULD KNOW ABOUT SELLING SHARES
If you have recently purchased shares, please be aware that your redemption request may not be honored until the purchase check has cleared your bank, which generally occurs within ten calendar days.
- You will be charged a $10 service fee for a stop-payment and replacement of a redemption or dividend check.
- The right of redemption may be suspended during any period in which (i) trading on the Exchange is restricted, as determined by the SEC, or the Exchange is closed for other than weekends and holidays; (ii) the SEC has permitted such suspension by order; or (iii) an emergency as determined by the SEC exists, making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable.
- If you are selling shares you hold in certificate form, you must submit the certificates with your redemption request. Each registered owner must endorse the certificates and all signatures must be guaranteed.
- Further documentation may be requested from corporations, executors, administrators, trustees, guardians, agents, or attorneys-in-fact.
REDEMPTIONS IN KIND

     If the Advisor determines that existing conditions make cash payments undesirable, redemption payments (including the satisfaction of share drafts) may be made in whole or in part in securities or other financial assets, valued for this purpose as they are valued in computing the NAV for the Fund's shares. Shareholders receiving securities or other financial assets on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.

                              PROSPECTUS PAGE II-7

                WHAT YOU SHOULD KNOW ABOUT TELEPHONE REDEMPTIONS
The Funds reserve the right to refuse a telephone redemption if they believe it advisable to do so.
- Once you place your telephone redemption request, it cannot be canceled or modified.
- Investors will bear the risk of loss from fraudulent or unauthorized instructions received over the telephone provided that the Fund reasonably believes that such instructions are genuine. The Funds and their transfer agent employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Funds may incur liability if they do not follow these procedures.

Because of increased telephone volume, you may experience difficulty in implementing a telephone redemption during periods of dramatic economic or market changes. In these situations, investors may want to consider using STRONG DIRECTSM, our automated telephone system, to effect such a transaction by calling 1-800-368-7550.

SHAREHOLDER SERVICES
INFORMATION SERVICES
     24-HOUR ASSISTANCE. Strong Funds has registered representatives available to help you 24 hours a day, 7 days a week. Call 1-414-359-1400 or toll-free 1-800-368-3863. You may also write to Strong Funds at the address on the cover of this Prospectus, or e-mail us at service@strong-funds.com.

     STRONG DIRECTSM AUTOMATED TELEPHONE SYSTEM. Also available 24 hours a day, the STRONG DIRECTSM automated response system enables you to use a touch-tone phone to hear fund quotes and returns on any Strong Fund. You may also confirm account balances, hear records of recent transactions and dividend activity (1-800-368-5550), and perform purchases, exchanges or redemptions among your existing Strong accounts (1-800-368-7550). You may also perform an exchange to open a new Strong account provided that your account has the telephone exchange option. Please note that your accounts must be identically registered and you must exchange enough into the new account to meet the minimum initial investment. Your account information is protected by a personal code.


     STRONG NETDIRECTSM. Available 24 hours a day from your personal computer, STRONG NETDIRECTSM allows you to use the Internet to access your Strong Funds account information. You may access specific account history, view current account balances, obtain recent dividend activity, and perform purchases, exchanges, or redemptions among your existing Strong accounts.

     To register for netDirect, please visit our website at http://www.strong-funds.com. Your account information is protected by a personal password and Internet encryption technology. For more information on this service, please call 1-800-359-3379 or e-mail us at service@strong-funds.com.

     STATEMENTS AND REPORTS. At a minimum, each Fund will confirm all transactions for your account on a quarterly basis. We recommend that you file each quarterly statement - and, especially, each calendar year-end statement - with your other important financial papers, since you may need to refer to them at a later date for tax purposes. Should you need additional copies of previous statements, you may order confirmation statements for the current and preceding year at no charge. Statements for earlier years are available for $10 each. Call 1-800-368-3863 to order past statements.

     Each year, you will also receive a statement confirming the tax status of any distributions paid to you, as well as an annual report containing audited financial statements and a semi-annual report.


                              PROSPECTUS PAGE II-8

     To reduce the volume of mail you receive, only one copy of certain materials, such as prospectuses and shareholder reports, is mailed to your household. Call 1-800-368-3863 if you wish to receive additional copies, free of charge.
     More complete information regarding each Fund's investment policies and services is contained in the SAI, which you may request by calling or writing Strong Funds at the phone number and address on the cover of this Prospectus.

      CHANGING YOUR ACCOUNT INFORMATION. So that you continue receiving your Strong correspondence, including any dividend checks and statements, please notify us in writing as soon as possible or call us at 1-800-368-3863 if your address changes. You may use the Additional Investment Form at the bottom of your confirmation statement, or simply write us a letter of instruction that contains the following information:

     1.      a written request to change the address,
     2.      the account number(s) for which the address is to be changed,
     3.      the new address, and
     4.      the signatures of all owners of the accounts.
     Please send your request to the address on the cover of this Prospectus.

     Changes to an account's registration - such as adding or removing a joint owner, changing an owner's name, or changing the type of your account - must also be submitted in writing. Please call 1-800-368-3863 for instructions. For your protection, some requests may require a signature guarantee.

TRANSACTION SERVICES

      EXCHANGE PRIVILEGE. You may exchange shares between identically registered Strong Funds accounts, either in writing, by telephone, or through your personal computer. By establishing exchange services through the telephone or personal computer, you authorize the Fund and its agents to act upon your instruction to exchange shares from any account you specify. For tax purposes, an exchange is considered a sale and a purchase. Please obtain and read the appropriate prospectus before investing in any of the Strong Funds. Since an excessive number of exchanges may be detrimental to the Funds, each Fund reserves the right to discontinue the exchange privilege of any shareholder at any time.

                              PROSPECTUS PAGE II-9

     CHECK-WRITING PRIVILEGES. You may also redeem shares by check in amounts of $500 or more. There is no charge for check-writing privileges. Redemption by check cannot be honored if share certificates are outstanding and would need to be liquidated to honor the check. In addition, a check may not be honored if the check results in you redeeming more than the lesser of $250,000 or 1% of the Fund's assets in any 90-day period and the Advisor determines that existing conditions make cash payments undesirable. Checks are supplied free of charge, and additional checks will be sent to you upon your request. The Funds do not return the checks you write, although copies are available upon request.

     You may place stop-payment requests on checks by calling Strong Funds at 1-800-368-3863. A $10 fee will be charged for each stop-payment request. A stop payment will remain in effect for two weeks following receipt of oral instruction (six months following written instructions) by Strong Funds.
     If there are insufficient cleared shares in your account to cover the amount of your redemption by check, the check will be returned, marked "insufficient funds," and a fee of $10 will be charged to the account.
REGULAR INVESTMENT PLANS
     Strong Funds' Automatic Investment Plan, Payroll Direct Deposit Plan, and Automatic Exchange Plan, all discussed below, are methods of implementing DOLLAR COST AVERAGING. Dollar cost averaging is an investment strategy that involves investing a fixed amount of money at regular time intervals. By always investing the same set amount, you will be purchasing more shares when the price is low and fewer shares when the price is high. Ultimately, by using this principle in conjunction with fluctuations in share price, your average cost per share may be less than your average transaction price. A program of regular investment cannot ensure a profit or protect against a loss during declining markets. Since such a program involves continuous investment regardless of fluctuating share values, you should consider your ability to continue the program through periods of both low and high share-price levels.

     AUTOMATIC INVESTMENT PLAN. The Automatic Investment Plan allows you to make regular, systematic investments in a Fund from your bank checking, savings, or NOW account. You may choose to make investments on any day of the month in amounts of $50 or more. You can set up the Automatic Investment Plan with any financial institution that is a member of the Automated Clearing House. Because each Fund has the right to close an investor's account for failure to reach the minimum initial investment, please consider your ability to continue this Plan until you reach the minimum initial investment. To establish the Plan, complete the Automatic Investment Plan section on the account application, or call 1-800-368-3863 for an application.


                             PROSPECTUS PAGE II-10

     PAYROLL DIRECT DEPOSIT PLAN. Once you meet a Fund's minimum initial investment requirement, you may purchase additional Fund shares through the Payroll Direct Deposit Plan. Through this Plan, periodic investments (minimum $50) are made automatically from your payroll check into your existing Fund account. By enrolling in the Plan, you authorize your employer or its agents to deposit a specified amount from your payroll check into the Fund's bank account. In most cases, your Fund account will be credited the day after the amount is received by the Fund's bank. In order to participate in the Plan, your employer must have direct deposit capabilities through the Automated Clearing House available to its employees. The Plan may be used for other direct deposits, such as social security checks, military allotments, and annuity payments.

     To establish Direct Deposit for your account, call 1-800-368-3863 to request a form. Once the Plan is established, you may alter the amount of the deposit, alter the frequency of the deposit, or terminate your participation in the program by notifying your employer.

     AUTOMATIC EXCHANGE PLAN. The Automatic Exchange Plan allows you to make regular, systematic exchanges (minimum $50) from one Strong Funds account into another Strong Funds account. By setting up the Plan, you authorize the Fund and its agents to redeem a set dollar amount or number of shares from the first account and purchase shares of a second Strong Fund. In addition, you authorize a Fund and its agents to accept telephone instructions to change the dollar amount and frequency of the exchange. An exchange transaction is a sale and purchase of shares for federal income tax purposes and may result in a capital gain or loss. To establish the Plan, request a form by calling 1-800-368-3863.
     To participate in the Automatic Exchange Plan, you must have an initial account balance of $2,500 in the first account and at least the minimum initial investment in the second account. Exchanges may be made on any day or days of your choice. If the amount remaining in the first account is less than the exchange amount you requested, then the remaining amount will be exchanged. At such time as the first account has a zero balance, your participation in the Plan will be terminated. You may also terminate the Plan at any time by calling or writing to the Fund. Once participation in the Plan has been terminated for any reason, to reinstate the Plan you must do so in writing; simply investing additional funds will not reinstate the Plan.

     SYSTEMATIC WITHDRAWAL PLAN. You can set up automatic withdrawals from your account at regular intervals. To begin distributions, you must have an initial balance of $5,000 in your account and withdraw at least $50 per payment. To establish the Systematic Withdrawal Plan, request a form by calling 1-800-368-3863. Depending upon the size of the account and the withdrawals requested (and fluctuations in net asset value of the shares redeemed), redemptions for the purpose of satisfying such withdrawals may reduce or even exhaust the account. If the amount remaining in the account is not sufficient to meet a Plan payment, the remaining amount will be redeemed and the Plan will be terminated.


                             PROSPECTUS PAGE II-11

SPECIAL SITUATIONS
     POWER OF ATTORNEY. If you are investing as attorney-in-fact for another person, please complete the account application in the name of such person and sign the back of the application in the following form: "[applicant's name] by [your name], attorney-in-fact." To avoid having to file an affidavit prior to each transaction, please complete the Power of Attorney form available from Strong Funds at 1-800-368-3863. However, if you would like to use your own power of attorney form, please call the same number for instructions.
     CORPORATIONS AND TRUSTS. If you are investing for a corporation, please include with your account application a certified copy of your corporate resolution indicating which officers are authorized to act on behalf of the corporation. As an alternative, you may complete a Certification of Authorized Individuals, which can be obtained from the Funds. Until a valid corporate resolution or Certification of Authorized Individuals is received by the Fund, services such as telephone redemption, wire redemption, and check writing will not be established.

     If you are investing as a trustee (including trustees of a retirement plan), please include the date of the trust. All trustees must sign the application. If they do not, services such as telephone redemption, wire redemption, and check writing will not be established. All trustees must sign redemption requests unless proper documentation to the contrary is provided to the Fund. Failure to provide these documents or signatures as required when you invest may result in delays in processing redemption requests.


     FINANCIAL INTERMEDIARIES. If you purchase or redeem shares of a Fund through a financial intermediary, certain features of the Fund relating to such transactions may not be available or may be modified. In addition, certain operational policies of a Fund, including those related to settlement and dividend accrual, may vary from those applicable to direct shareholders' of the Fund and may vary among intermediaries. We urge you to consult your financial intermediary for more information regarding these matters. In addition, a Fund may pay, directly or indirectly through arrangements with the Advisor, amounts to financial intermediaries that provide transfer agent type and/or other administrative services to their customers provided, however, that the Fund will not pay more for these services through intermediary relationships than it would if the intermediaries' customers were direct shareholders in the Fund. Certain


                             PROSPECTUS PAGE II-12
financial intermediaries may charge an advisory, transaction, or other fee for their services. You will not be charged for such fees if you purchase or redeem your Fund shares directly from a Fund without the intervention of a financial intermediary.

     SIGNATURE GUARANTEES. A signature guarantee is designed to protect you and the Funds against fraudulent transactions by unauthorized persons. In the following instances, the Funds will require a signature guarantee for all authorized owners of an account:
when you add the telephone redemption or check-writing options to your existing account;
- if you transfer the ownership of your account to another individual or organization;

- when you submit a written redemption request for more than $50,000;

- when you request to redeem or redeposit shares that have been issued in certificate form;
- if you open an account and later decide that you want certificates;
- when you request that redemption proceeds be sent to a different name or address than is registered on your account;
- if you add/change your name or add/remove an owner on your account; and
- if you add/change the beneficiary on your transfer-on-death account.
     A signature guarantee may be obtained from any eligible guarantor institution, as defined by the SEC. These institutions include banks, savings associations, credit unions, brokerage firms, and others. PLEASE NOTE THAT A NOTARY PUBLIC STAMP OR SEAL IS NOT ACCEPTABLE.

                             PROSPECTUS PAGE II-13

                                    APPENDIX

RATINGS OF DEBT OBLIGATIONS


                 STANDARD &      MOODY'S        FITCH                                    DUFF &
                 POOR'S RATINGS  INVESTORS      INVESTORS       PHELPS                   THOMSON
DEFINITION       GROUP           SERVICE, INC.  SERVICE, INC.*  RATING CO.  IBCA, INC.*  BANKWATCH, INC.
Highest quality  AAA             Aaa            AAA             AAA         AAA          AAA
High quality     AA              Aa             AA              AA          AA           AA
Upper medium     A               A              A               A           A            A
grade
Medium grade     BBB             Baa            BBB             BBB         BBB          BBB
Low grade        BB              Ba             BB              BB          BB           BB
Speculative      B               B              B               B           B            B
Submarginal      CCC, CC, C      Caa, Ca        CCC, CC, C      CCC         CCC, CC      CCC, CC
Probably in      D               C              DDD, DD, D      DD          C            D
default



* Fitch Investors Service, Inc. and IBCA, Inc. merged on December 3, 1997 forming FITCH IBCA, Inc. As of December 15, 1997, FITCH IBCA, Inc. was working on establishing new ratings criteria for debt obligations.


                              PROSPECTUS PAGE A-1

ASSET COMPOSITION


     For the fiscal year ended August 31, 1997, the High-Yield Fund's assets were invested in the credit categories shown below. Percentages are computed on a dollar-weighted basis and are an average of twelve monthly calculations.


      HIGH-YIELD BOND FUND

RATING  RATED SECURITIES*  ADVISOR'S
                           ASSESSMENT OF
                           UNRATED SECURITIES


AAA     13.3%              ____  %
AA      4.4
A       2.6
BBB     13.8               15.6
BB      6.7                30.8
B       3.1                7.9
CCC                        0.1
CC
C                          0.2
D                          1.5
Total   43.9      +       56.1            = 100%


* The indicated percentages are based on the highest rating received from any one NRSRO. Each of the NRSROs utilizes rating categories that are substantially similar to those used in this chart (see the preceding table for the rating categories of the six NRSROs).


                              PROSPECTUS PAGE A-2

                  STATEMENT OF ADDITIONAL INFORMATION ("SAI")




                     STRONG HIGH-YIELD MUNICIPAL BOND FUND


                           STRONG MUNICIPAL BOND FUND


                  STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND


                     STRONG SHORT-TERM MUNICIPAL BOND FUND


                                 P.O. Box 2936
                           Milwaukee, Wisconsin 53201

                           Telephone: (414) 359-1400


                           Toll-Free: (800) 368-3863


                        e-mail: service@strong-funds.com


                     Website:  http://www.strong-funds.com




Throughout this SAI, "the Fund" is intended to refer to each Fund listed above, unless otherwise indicated. This SAI is not a Prospectus and should be read together with the Prospectus for the Fund dated January 1, 1998. Requests for copies of the Prospectus should be made by calling any number listed above.
The financial statements appearing in the Annual Report, which accompanies this SAI, are incorporated into the SAI by reference.







                                January 1, 1998



TABLE OF CONTENTS                                                  PAGE

INVESTMENT RESTRICTIONS........................................................3
INVESTMENT POLICIES AND TECHNIQUES.............................................4
Borrowing......................................................................4
Convertible Securities.........................................................5
Derivative Instruments.........................................................5
High-Yield (High-Risk) Securities.............................................12
Illiquid Securities...........................................................13
Lending of Portfolio Securities...............................................14
Maturity......................................................................14
Mortgage Dollar Rolls and Reverse Repurchase Agreements.......................15
Repurchase Agreements.........................................................15
Sector Concentration..........................................................15
Short Sales...................................................................16
Taxable Securities............................................................16
Temporary Defensive Position..................................................16
Variable- or Floating-Rate Securities.........................................16
When-Issued Securities........................................................17
Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities..........................18
DIRECTORS AND OFFICERS........................................................18
PRINCIPAL SHAREHOLDERS........................................................20
INVESTMENT ADVISOR............................................................20
DISTRIBUTOR...................................................................22
PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................23
CUSTODIAN.....................................................................26
TRANSFER AGENT AND DIVIDEND DISBURSING AGENT..................................26
TAXES.........................................................................27
DETERMINATION OF NET ASSET VALUE..............................................29
ADDITIONAL SHAREHOLDER INFORMATION............................................29
ORGANIZATION..................................................................30
SHAREHOLDER MEETINGS..........................................................31
PERFORMANCE INFORMATION.......................................................31
GENERAL INFORMATION...........................................................38
PORTFOLIO MANAGEMENT..........................................................39
INDEPENDENT ACCOUNTANTS.......................................................40
LEGAL COUNSEL.................................................................40
FINANCIAL STATEMENTS..........................................................40
APPENDIX......................................................................41



No person has been authorized to give any information or to make any representations other than those contained in this SAI and its corresponding Prospectus, and if given or made, such information or representations may not be relied upon as having been authorized. This SAI does not constitute an offer to sell securities.

INVESTMENT RESTRICTIONS


FUNDAMENTAL INVESTMENT LIMITATIONS



The following are the Fund's fundamental investment limitations which, along with the Fund's investment objective (which is described in the Prospectus), cannot be changed without shareholder approval.



Unless indicated otherwise below, the Fund:



1. May not with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (1) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (2) the Fund would hold more than 10% of the outstanding voting securities of that issuer.



2. May (1) borrow money from banks and (2) make other investments or engage in other transactions permissible under the Investment Company Act of 1940 (the "1940 Act") which may involve a borrowing, provided that the combination of (1) and (2) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments). The Fund may also borrow money from the other Strong Funds or other persons to the extent permitted by applicable law.


3.     May not issue senior securities, except as permitted under the 1940 Act.

4. May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

5. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).


6. May not make loans if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other persons, except through (1) purchases of debt securities or other debt instruments, or (2) engaging in repurchase agreements.


7. May not purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry.

8. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

9. May, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and restrictions as the Fund.

10. May not, under normal market conditions, invest less than 80% of its net assets in municipal securities.

NON-FUNDAMENTAL OPERATING POLICIES


The following are the Fund's non-fundamental operating policies which may be changed by the Fund's Board of Directors without shareholder approval.



The Fund may not:


1. Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

2. Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.


3. Invest in illiquid securities if, as a result of such investment, more than 15% (10% with respect to a money fund) of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act.


4. Purchase securities of other investment companies except in compliance with the 1940 Act and applicable state law.

5. Invest all of its assets in the securities of a single open-end investment management company with substantially the same fundamental investment objective, restrictions and policies as the Fund.


6. Engage in futures or options on futures transactions which are impermissible pursuant to Rule 4.5 under the Commodity Exchange Act and, in accordance with Rule 4.5, will use futures or options on futures transactions solely for bona fide hedging transactions (within the meaning of the Commodity Exchange Act), provided, however, that the Fund may, in addition to bona fide hedging transactions, use futures and options on futures transactions if the aggregate initial margin and premiums required to establish such positions, less the amount by which any such options positions are in the money (within the meaning of the Commodity Exchange Act), do not exceed 5% of the Fund's net assets.

7. Borrow money except (1) from banks or (2) through reverse repurchase agreements or mortgage dollar rolls, and will not purchase securities when bank borrowings exceed 5% of its total assets.



8.     Make any loans other than loans of portfolio securities, except through
(1) purchases of debt securities or other debt instruments, or (2) engaging in repurchase agreements.



Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the Fund's assets (I.E. due to cash inflows or redemptions) or in market value of the investment or the Fund's assets will not constitute a violation of that restriction.



                       INVESTMENT POLICIES AND TECHNIQUES




The following information supplements the discussion of the Fund's investment objective, policies, and techniques described in the Prospectus.


BORROWING


The Fund may borrow money from banks and make other investments or engage in other transactions permissible under the 1940 Act which may be considered a borrowing (such as mortgage dollar rolls and reverse repurchase agreements). However, the Fund may not purchase securities when bank borrowings exceed 5% of the Fund's total assets. Presently, the Fund only intends to borrow from banks for temporary or emergency purposes.



The Fund has established a line-of-credit ("LOC") with certain banks by which it may borrow funds for temporary or emergency purposes. A borrowing is presumed to be for temporary or emergency purposes if it is repaid by the Fund within sixty days and is not extended or renewed. The Fund intends to use the LOC to meet large or unexpected redemptions that would otherwise force the Fund to liquidate securities under circumstances which are unfavorable to the Fund's remaining shareholders. The Fund pays a commitment fee to the banks for the LOC.


CONVERTIBLE SECURITIES

Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.
Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.


The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.


A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.


DERIVATIVE INSTRUMENTS


IN GENERAL. The Fund may use derivative instruments for any lawful purpose consistent with the its investment objective such as hedging or managing risk. Derivative instruments are commonly defined to include securities or contracts whose values depend on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities. These "other assets" are commonly referred to as "underlying assets."



A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to OPTIONS or FORWARD CONTRACTS. Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter ("OTC") options (including caps, floors, collars, and options on forward and swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and by applying these structures to a wide range of underlying assets.


An option is a contract in which the "holder" (the buyer) pays a certain amount (the "premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price at or before a certain time. The holder pays the premium at inception and has no further financial obligation. The holder of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option-based derivative generally will receive fees or premiums but generally is exposed to losses due to changes in the value of the underlying asset.

A forward is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset.


HEDGING. The Fund may use derivative instruments to protect against possible adverse changes in the market value of securities held in, or are anticipated to be held in, its portfolio. Derivatives may also be used to "lock-in" realized but unrecognized gains in the value of its portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.



MANAGING RISK. The Fund may also use derivative instruments to manage the risks of its portfolio. Risk management strategies include, but are not limited to, facilitating the sale of portfolio securities, managing the effective maturity or duration of debt obligations in its portfolio, establishing a position in the derivatives markets as a substitute for buying or selling certain securities, or creating or altering exposure to certain asset classes, such as equity, debt, or foreign securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way to invest than "traditional" securities (I.E., stocks or bonds) would.



EXCHANGE AND OTC DERIVATIVES. Derivative instruments may be exchange-traded or traded in OTC transactions between private parties. Exchange-traded derivatives are standardized options and futures contracts traded in an auction on the floor of a regulated exchange. Exchange contracts are generally very liquid. The exchange clearinghouse is the counterparty of every contract. Thus, each holder of an exchange contract bears the credit risk of the clearinghouse (and has the benefit of its financial strength) rather than that of a particular counterparty. OTC transactions are subject to additional risks, such as the credit risk of the counterparty to the instrument, and are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

RISKS AND SPECIAL CONSIDERATIONS. The use of derivative instruments involves risks and special considerations as described below. Risks pertaining to particular derivative instruments are described in the sections that follow.


(1) MARKET RISK. The primary risk of derivatives is the same as the risk of the underlying assets, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the ability of Strong Capital Management, Inc., the Fund's investment advisor ("Advisor"), to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. The Advisor's decision to engage in a derivative instrument will reflect its judgment that the derivative transaction will provide value to the Fund and its shareholders and is consistent with the Fund's objectives, investment limitations, and operating policies. In making such a judgment, the Advisor will analyze the benefits and risks of the derivative transaction and weigh them in the context of the Fund's entire portfolio and investment objective.



(2) CREDIT RISK. The Fund will be subject to the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses. The Fund will enter into transactions in derivative instruments only with counterparties that the Advisor reasonably believes are capable of performing under the contract.


(3) CORRELATION RISK. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. Correlation risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of a derivative instruments used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and price movements in the investments being hedged.


(4) LIQUIDITY RISK. Derivatives are also subject to liquidity risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Fund might be required by applicable regulatory requirement to maintain assets as "cover," maintain segregated accounts, and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (I.E., instruments other than purchased options). If the Fund was unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired, matured, or was closed out. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.

(5) LEGAL RISK. Legal risk is the risk of loss caused by the legal unenforcibility of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(6) SYSTEMIC OR "INTERCONNECTION" RISK. Interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses at other dealers and destabilize the entire market for OTC derivative instruments.


GENERAL LIMITATIONS. The use of derivative instruments is subject to applicable regulations of the Securities and Exchange Commission ("SEC"), the several options and futures exchanges upon which they may be traded, the Commodity Futures Trading Commission ("CFTC"), and various state regulatory authorities. In addition, the Fund's ability to use derivative instruments may be limited by certain tax considerations.



The Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. In accordance with Rule 4.5 of the regulations under the Commodity Exchange Act ("CEA"), the notice of eligibility for the Fund includes representations that the Fund will use futures contracts and related options solely for bona fide hedging purposes within the meaning of CFTC regulations, provided that the Fund may hold other positions in futures contracts and related options that do not qualify as a bona fide hedging position if the aggregate initial margin deposits and premiums required to establish these positions, less the amount by which any such futures contracts and related options positions are "in the money," do not exceed 5% of the Fund's net assets. Adherence to these guidelines does not limit the Fund's risk to 5% of the Fund's assets.

The SEC has identified certain trading practices involving derivative instruments that involve the potential for leveraging the Fund's assets in a manner that raises issues under the 1940 Act. In order to limit the potential for the leveraging of the Fund's assets, as defined under the 1940 Act, the SEC has stated that the Fund may use coverage or the segregation of the Fund's assets. To the extent required by SEC guidelines, the Fund will not enter into any such transactions unless it owns either: (1) an offsetting ("covered") position in securities, options, futures, or derivative instruments; or (2) cash or liquid securities positions with a value sufficient at all times to cover its potential obligations to the extent that the position is not "covered". The Fund will also set aside cash and/or appropriate liquid assets in a segregated custodial account if required to do so by SEC and CFTC regulations. Assets used as cover or held in a segregated account cannot be sold while the derivative position is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.



In some cases the Fund may be required to maintain or limit exposure to a specified percentage of its assets to a particular asset class. In such cases, when the Fund uses a derivative instrument to increase or decrease exposure to an asset class and is required by applicable SEC guidelines to set aside liquid assets in a segregated account to secure its obligations under the derivative instruments, the Advisor may, where reasonable in light of the circumstances, measure compliance with the applicable percentage by reference to the nature of the economic exposure created through the use of the derivative instrument and not by reference to the nature of the exposure arising from the liquid assets set aside in the segregated account (unless another interpretation is specified by applicable regulatory requirements).



     OPTIONS


The Fund may use options for any lawful purpose consistent with its investment objective such as hedging or managing risk. An option is a contract in which the "holder" (the buyer) pays a certain amount (the "premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price (the "strike price" or "exercise price") at or before a certain time (the "expiration date"). The holder pays the premium at inception and has no further financial obligation. The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to changes in the value of the underlying asset. The Fund may buy or write (sell) put and call options on assets, such as securities, currencies, financial commodities, and indices of debt and equity securities ("underlying assets") and enter into closing transactions with respect to such options to terminate an existing position. Options used by the Fund may include European, American, and Bermuda style options. If an option is exercisable only at maturity, it is a "European" option; if it is also exercisable prior to maturity, it is an "American" option. If it is exercisable only at certain times, it is a "Bermuda" option.



The Fund may purchase (buy) and write (sell) put and call options underlying assets and enter into closing transactions with respect to such options to terminate an existing position. The purchase of a call option serves as a long hedge, and the purchase of a put option serves as a short hedge. Writing put or call options can enable the Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by the Fund would be considered illiquid to the extent described under "Investment Policies and Techniques - Illiquid Securities." Writing put options serves as a limited long hedge because decreases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security at more than its market value.


The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, and general market conditions.


The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.



The Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and the other party to the transaction ("counterparty") (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.



The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with counter parties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration. If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.



The Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except the index options may serve as a hedge against overall fluctuations in the securities market represented by the relevant market index.


The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of the attempted hedging.



     SPREAD TRANSACTIONS


The Fund may use spread transactions for any lawful purpose consistent with its investment objective such as hedging or managing risk. The Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, I.E., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.



     FUTURES CONTRACTS

The Fund may use futures contracts for any lawful purpose consistent with its investment objective such as hedging or managing risk. The Fund may enter into futures contracts, including interest rate and index futures. The Fund may also purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. The Fund may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to synthetically create a long futures contract position. Such options would have the same strike prices and expiration dates. The Fund will engage in this strategy only when the Advisor believes it is more advantageous to the Fund than purchasing the futures contract.



To the extent required by regulatory authorities, the Fund only enters into futures contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading are regulated under the CEA by the CFTC. Although techniques other than sales and purchases of futures contracts could be used to reduce the Fund's exposure to market or interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through the use of futures contracts.



An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (E.G., debt security) for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.



No price is paid by the Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash and/or other appropriate liquid assets in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.



Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Fund intend to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.


If the Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.


Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.


     SWAP AGREEMENTS


The Fund may enter into interest rate, securities index, commodity, or security and currency exchange rate swap agreements for any lawful purpose consistent with the Fund's investment objective, such as for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. The Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," I.E., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap;" interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor;" and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.



The "notional amount" of the swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by the Fund, the obligations of the parties would be exchanged on a "net basis." Consequently, the Fund's obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash and/or other appropriate liquid assets.


Whether the Fund's use of swap agreements will be successful in furthering its investment objective will depend, in part, on the Advisor's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund's ability to use swap agreements. The swaps market is largely unregulated.



The Fund will enter swap agreements only with counterparties that the Advisor reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.



ADDITIONAL DERIVATIVE INSTRUMENTS AND STRATEGIES. In addition to the derivative instruments and strategies described above and in the Prospectus, the Advisor expects to discover additional derivative instruments and other hedging or risk management techniques. The Advisor may utilize these new derivative instruments and techniques to the extent that they are consistent with the Fund's investment objective and permitted by the Fund's investment limitations, operating policies, and applicable regulatory authorities.


HIGH-YIELD (HIGH-RISK) SECURITIES

IN GENERAL. Non-investment grade debt obligations ("lower-quality securities") include (1) bonds rated as low as C by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P"), and comparable ratings of other nationally recognized statistical rating organizations ("NRSROs"); (2) commercial paper rated as low as C by S&P, Not Prime by Moody's, and comparable ratings of other NRSROs; and (3) unrated debt obligations of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below. Refer to the Appendix for a description of the securities ratings.


EFFECT OF INTEREST RATES AND ECONOMIC CHANGES. The lower-quality and comparable unrated security market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such conditions could severely disrupt the market for and adversely affect the value of such securities.


All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, the Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund's net asset value.



As previously stated, the value of a lower-quality or comparable unrated security will decrease in a rising interest rate market and accordingly, so will the Fund's net asset value. If the Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), the Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would force the Fund to sell the more liquid portion of its portfolio.



PAYMENT EXPECTATIONS. Lower-quality and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, the Fund may have to replace the securities with a lower yielding security, which would result in a lower return for the Fund.



CREDIT RATINGS. Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in lower-quality and comparable unrated obligations will be more dependent on the Advisor's credit analysis than would be the case with investments in investment-grade debt obligations. The Advisor employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Advisor continually monitors the investments in the Fund's portfolio and carefully evaluates whether to dispose of or to retain lower-quality and comparable unrated securities whose credit ratings or credit quality may have changed.



LIQUIDITY AND VALUATION. The Fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there is no established retail secondary market for many of these securities. The Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, the Fund's asset value and ability to dispose of particular securities, when necessary to meet the Fund's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.



LEGISLATION. Legislation may be adopted, from time to time, designed to limit the use of certain lower-quality and comparable unrated securities by certain issuers. It is anticipated that if additional legislation is enacted or proposed, it could have a material affect on the value of these securities and the existence of a secondary trading market for the securities.


ILLIQUID SECURITIES


The Fund may invest in illiquid securities (I.E., securities that are not readily marketable). However, the Fund will not acquire illiquid securities if, as a result, the illiquid securities would comprise more than 15% (10% for money market funds) of the value of the Fund's net assets (or such other amounts as may be permitted under the 1940 Act). However, as a matter of internal policy, the Advisor intends to limit the Fund's investments in illiquid securities to 10% of its net assets.



 The Board of Directors of the Fund, or its delegate, has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are illiquid for purposes of this limitation. Certain securities exempt from registration or issued in transactions exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), such as securities that may be resold to institutional investors under Rule 144A under the Securities Act and Section 4(2) commercial paper, may be considered liquid under guidelines adopted by the Fund' Board of Directors.



The Board of Directors of the Fund has delegated to the Advisor the day-to-day determination of the liquidity of a security, although it has retained oversight and ultimate responsibility for such determinations. The Board of Directors has directed the Advisor to look to such factors as (1) the frequency of trades or quotes for a security, (2) the number of dealers willing to purchase or sell the security and number of potential buyers, (3) the willingness of dealers to undertake to make a market in the security, (4) the nature of the security and nature of the marketplace trades, such as the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer, (5) the likelihood that the security's marketability will be maintained throughout the anticipated holding period, and (6) any other relevant factors. The Advisor may determine 4(2) commercial paper to be liquid if (1) the 4(2) commercial paper is not traded flat or in default as to principal and interest, (2) the 4(2) commercial paper is rated in one of the two highest rating categories by at least two NRSROs), or if only one NRSRO rates the security, by that NRSRO, or is determined by the Advisor to be of equivalent quality, and (3) the Advisor considers the trading market for the specific security taking into account all relevant factors. With respect to any foreign holdings, a foreign security may be considered liquid by the Advisor (despite its restricted nature under the Securities Act) if the security can be freely traded in a foreign securities market and all the facts and circumstances support a finding of liquidity.


Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced in accordance with pricing procedures adopted by the Board of Directors of the Fund. If through the appreciation of restricted securities or the depreciation of unrestricted securities the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable (except for 144A Securities and 4(2) commercial paper deemed to be liquid by the Advisor), the Fund will take such steps as is deemed advisable, if any, to protect the liquidity of the Fund's investment.


The Fund may sell OTC options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.


LENDING OF PORTFOLIO SECURITIES

The Fund is authorized to lend up to 33 1/3% of the total value of its portfolio securities to broker-dealers or institutional investors that the Advisor deems qualified, but only when the borrower maintains with the Fund's custodian bank collateral either in cash or money market instruments in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. Although the Fund is authorized to lend, the Fund does not presently intend to engage in lending. In determining whether to lend securities to a particular broker-dealer or institutional investor, the Advisor will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The Fund will retain authority to terminate any loans at any time. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Fund will retain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when retaining such rights is considered to be in the Fund's interest.


MATURITY


The Fund's average portfolio maturity represents an average based on the actual stated maturity dates of the debt securities in the Fund's portfolio, except that (1) variable-rate securities are deemed to mature at the next interest-rate adjustment date, (2) debt securities with put features are deemed to mature at the next put-exercise date, (3) the maturity of mortgage-backed securities is determined on an "expected life" basis as determined by the Advisor, and (4) securities being hedged with futures contracts may be deemed to have a longer maturity, in the case of purchases of futures contracts, and a shorter maturity, in the case of sales of futures contracts, than they would otherwise be deemed to have. In addition, a security that is subject to redemption at the option of the issuer on a particular date (the "call date"), which is prior to the security's stated maturity, may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate average portfolio maturity when the Advisor reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security. The average portfolio maturity of the Fund is dollar-weighted based upon the market value of the Fund's securities at the time of the calculation.


MORTGAGE DOLLAR ROLLS AND REVERSE REPURCHASE AGREEMENTS

The Fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions as discussed below. In a reverse repurchase agreement, the Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The Fund generally retains the right to interest and principal payments on the security. Since the Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. When required by guidelines of the SEC, the Fund will set aside permissible liquid assets in a segregated account to secure its obligations to repurchase the security.



The Fund may also enter into mortgage dollar rolls, in which the Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While the Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time the Fund would enter into a mortgage dollar roll, it would set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by the Fund.


The mortgage dollar rolls and reverse repurchase agreements entered into by the Fund may be used as arbitrage transactions in which the Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll or reverse repurchase agreements. Since the Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Advisor believes that such arbitrage transactions do not present the risks to the Fund that are associated with other types of leverage.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement, thereby, determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The Advisor will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Although no definitive creditworthiness criteria are used, the Advisor reviews the creditworthiness of the banks and non-bank dealers with which the Fund enter into repurchase agreements to evaluate those risks. The Fund may, under certain circumstances, deem repurchase agreements collateralized by U.S. government securities to be investments in U.S. government securities.


SECTOR CONCENTRATION


From time to time, the Fund may invest 25% or more of its assets in municipal bonds that are related in such a way that an economic, business, or political development or change affecting one such security could also affect the other securities (for example, securities whose issuers are located in the same state). Such related sectors may include hospitals, retirement centers, pollution control, single family housing, multiple family housing, industrial development, utilities, education, and general obligation bonds. The Fund also may invest 25% or more of its assets in municipal bonds whose issuers are located in the same state. Such states may include California, Pennsylvania, Texas, New York, Florida, and Illinois.


SHORT SALES

The Fund may sell securities (i) short to hedge unrealized gains on portfolio securities or (ii) if it covers such short sale with liquid assets as required by the current rules and positions of the Securities and Exchange Commission or its staff. Selling securities short against the box involves selling a security that the Fund owns or has the right to acquire, for delivery at a specified date in the future. If the Fund sells securities short against the box, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises.


TAXABLE SECURITIES


From time to time when the Advisor deems it appropriate, the Fund may invest up to 20% of its net assets on a temporary basis in taxable investments (of comparable quality to their respective tax-free investments), which would produce interest not exempt from federal income tax, including among others:
(1) obligations issued or guaranteed, as to principal and interest, by the United States government, its agencies, or instrumentalities; (2) obligations of financial institutions, including banks, savings and loan institutions, insurance companies and mortgage banks, such as certificates of deposit, bankers' acceptances, and time deposits; (3) corporate obligations, including preferred stock and commercial paper, with equivalent credit quality to the municipal securities in which the Fund may invest; and (4) repurchase agreements with respect to any of the foregoing instruments. For example, the Fund may invest in such taxable investments pending the investment or reinvestment of such assets in municipal securities, in order to avoid the necessity of liquidating portfolio securities to satisfy redemptions or pay expenses, or when such action is deemed to be in the interest of the Fund's shareholders. In addition, the Fund may invest up to 100% of its total assets in private activity bonds, the interest on which is a tax-preference item for taxpayers subject to the federal alternative minimum tax.


TEMPORARY DEFENSIVE POSITION

When the Advisor determines that market conditions warrant a temporary defensive position, the Fund may invest without limitation in cash and short-term fixed income securities, including U.S. government securities, commercial paper, banker's acceptances, certificates of deposit, and time deposits.


VARIABLE- OR FLOATING-RATE SECURITIES



The Fund may invest in securities which offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (E.G., daily, monthly, semi-annually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable- or floating-rate securities is ordinarily determined by reference to or is a percentage of a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.



Variable- or floating-rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on 7 days notice; in other cases, the demand feature is exercisable at any time on 30 days notice or on similar notice at intervals of not more than one year. Some securities which do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics. When considering the maturity of any instrument which may be sold or put to the issuer or a third party, the Fund may consider that instrument's maturity to be shorter than its stated maturity.


Variable-rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments will generally be traded. There generally is not an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and, if not so rated, the Fund may invest in them only if the Advisor determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. The Advisor, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Fund's portfolio.



The Fund will not invest more than 15% of its net assets (10% for money market funds) in variable- and floating-rate demand obligations that are not readily marketable (a variable- or floating-rate demand obligation that may be disposed of on not more than seven days notice will be deemed readily marketable and will not be subject to this limitation). In addition, each variable- or floating-rate obligation must meet the credit quality requirements applicable to all the Fund's investments at the time of purchase. When determining whether such an obligation meets the Fund's credit quality requirements, the Fund may look to the credit quality of the financial guarantor providing a letter of credit or other credit support arrangement.



In determining the Fund's weighted average portfolio maturity, the Fund will consider a floating or variable rate security to have a maturity equal to its stated maturity (or redemption date if it has been called for redemption), except that it may consider (1) variable rate securities to have a maturity equal to the period remaining until the next readjustment in the interest rate, unless subject to a demand feature, (2) variable rate securities subject to a demand feature to have a remaining maturity equal to the longer of (a) the next readjustment in the interest rate or (b) the period remaining until the principal can be recovered through demand, and (3) floating rate securities subject to a demand feature to have a maturity equal to the period remaining until the principal can be recovered through demand. Variable and floating rate securities generally are subject to less principal fluctuation than securities without these attributes since the securities usually trade at amortized cost following the readjustment in the interest rate.

WHEN-ISSUED SECURITIES


The Fund may purchase securities on a "when-issued" basis. The price of debt obligations purchased on a when-issued basis, which may be expressed in yield terms, generally is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. During the period between the purchase and settlement, no payment is made by the Fund to the issuer and no interest on the debt obligations accrues to the Fund. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. While when-issued securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that its net asset value will be adversely affected by purchases of securities on a when-issued basis.



To the extent required by the SEC, the Fund will maintain cash and marketable securities equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for when-issued securities, the Fund will meet its obligations from then-available cash flow, sale of the securities held in the separate account, described above, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation).



ZERO-COUPON, STEP-COUPON, AND PAY-IN-KIND SECURITIES



The Fund may invest in zero-coupon, step-coupon, and pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon, step-coupon, and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accruing that year. In order to continue to qualify as a "regulated investment company" or "RIC" under the Internal Revenue Code and avoid a certain excise tax, the Fund may be required to distribute a portion of such discount and income and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.

                             DIRECTORS AND OFFICERS



Directors and officers of the Fund, together with information as to their principal business occupations during the last five years, and other information are shown below. Each director who is deemed an "interested person," as defined in the 1940 Act, is indicated by an asterisk (*). Each officer and director holds the same position with the 26 registered open-end management investment companies consisting of 46 mutual funds ("Strong Funds"). The Strong Funds, in the aggregate, pay each Director who is not a director, officer, or employee of the Advisor, or any affiliated company (a "disinterested director") an annual fee of $50,000, plus $100 per Board meeting for each Strong Fund. In addition, each disinterested director is reimbursed by the Strong Funds for travel and other expenses incurred in connection with attendance at such meetings. Other officers and directors of the Strong Funds receive no compensation or expense reimbursement from the Strong Funds.



*RICHARD S. STRONG (DOB 5/12/42), Director and Chairman of the Board of the Strong Funds.


Prior to August 1985, Mr. Strong was Chief Executive Officer of the Advisor, which he founded in 1974. Since August 1985, Mr. Strong has been a Security Analyst and Portfolio Manager of the Advisor. In October 1991, Mr. Strong also became the Chairman of the Advisor. Mr. Strong is a Director of the Advisor. Mr. Strong has been in the investment management business since 1967.



MARVIN E. NEVINS (DOB 7/19/18), Director of the Strong Funds.



Private Investor. From 1945 to 1980, Mr. Nevins was Chairman of Wisconsin Centrifugal Inc., a foundry. From July 1983 to December 1986, he was Chairman of General Casting Corp., Waukesha, Wisconsin, a foundry. Mr. Nevins is a former Chairman of the Wisconsin Association of Manufacturers & Commerce. He was also a regent of the Milwaukee School of Engineering and a member of the Board of Trustees of the Medical College of Wisconsin.

WILLIE D. DAVIS (DOB 7/24/34), Director of the Strong Funds.



Mr. Davis has been director of Alliance Bank since 1980, Sara Lee Corporation (a food/consumer products company) since 1983, KMart Corporation (a discount consumer products company) since 1985, Dow Chemical Company since 1988, MGM Grand, Inc. (an entertainment/hotel company) since 1990, WICOR, Inc. (a utility company) since 1990, Johnson Controls, Inc. (an industrial company) since 1992, L.A. Gear (a footwear/sportswear company) since 1992, and Rally's Hamburger, Inc. since 1994. Mr. Davis has been a trustee of the University of Chicago since 1980 and Marquette University since 1988. Since 1977, Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc. Mr. Davis was a Director of the Fireman's Fund (an insurance company) from 1975 until 1990.

STANLEY KRITZIK (DOB 1/9/30), Director of the Strong Funds.



Mr. Kritzik has been a Partner of Metropolitan Associates since 1962, a Director of Aurora Health Care since 1987, and Health Network Ventures, Inc. since 1992.

WILLIAM F. VOGT (DOB 7/19/47), Director of the Strong Funds.



Mr. Vogt has been the President of Vogt Management Consulting, Inc. since 1990. From 1982 until 1990, he served as Executive Director of University Physicians of the University of Colorado. Mr. Vogt is the Past President of the Medical Group Management Association and a Fellow of the American College of Medical Practice Executives.

LAWRENCE A. TOTSKY (DOB 5/6/59), Vice President of the Strong Funds .


Mr. Totsky has been a Senior Vice President of the Advisor since September 1994. Mr. Totsky served as Vice President of the Advisor from December 1992 to September 1994. Mr. Totsky acted as the Advisor's Manager of Shareholder Accounting and Compliance from June 1987 to June 1991 when he was named Director of Mutual Fund Administration.

THOMAS P. LEMKE (DOB 7/30/54), Vice President of the Strong Funds.

Mr. Lemke has been a Senior Vice President, Secretary, and General Counsel of the Advisor since September 1994. For two years prior to joining the Advisor, Mr. Lemke acted as Resident Counsel for Funds Management at J.P. Morgan & Co., Inc. From February 1989 until April 1992, Mr. Lemke acted as Associate General Counsel to Sanford C. Bernstein Co., Inc. For two years prior to that, Mr. Lemke was Of Counsel at the Washington D.C. law firm of Tew Jorden & Schulte, a successor of Finley, Kumble & Wagner. From August 1979 until December 1986, Mr. Lemke worked at the Securities and Exchange Commission, most notably as the Chief Counsel to the Division of Investment Management (November 1984 - December 1986), and as Special Counsel to the Office of Insurance Products, Division of Investment Management (April 1982 - October 1984).

STEPHEN J. SHENKENBERG (DOB 6/14/58), Vice President and Secretary of the Strong Funds.



Mr. Shenkenberg has been Deputy General Counsel to the Advisor since November 1996. From December 1992 until November 1996, Mr. Shenkenberg acted as Associate Counsel to the Advisor. From June 1987 until December 1992, Mr. Shenkenberg was an attorney for Godfrey & Kahn, S.C., a Milwaukee law firm.

JOHN S. WEITZER (DOB 10/31/67), Vice President of the Strong Funds.



Mr. Weitzer has been an Associate Counsel of the Advisor since July 1993.



JOHN A. FLANAGAN (DOB 6/5/46), Treasurer of the Strong Funds.


Mr. Flanagan has been Senior Vice President of the Advisor since April 1997. For three years prior to joining the Advisor, Mr. Flanagan was a Partner with Coopers & Lybrand L.L.P. (an international professional services firm). From November 1992 to April 1994, Mr. Flanagan was an independent consultant. From October 1970 to November 1992, Mr. Flanagan was with Ernst & Young (an international professional services firm), most notably as Partner in charge of the Investment Company Practice of that firm's Boston office from 1982 to 1992.



Except for Messrs. Nevins, Davis, Kritzik, and Vogt, the address of all of the above persons is P.O. Box 2936, Milwaukee, Wisconsin 53201. Mr. Nevins' address is 6075 Pelican Bay Boulevard, Naples, Florida 34108. Mr. Davis' address is 161 North La Brea, Inglewood, California 90301. Mr. Kritzik's address is 1123 North Astor Street, P.O. Box 92547, Milwaukee, Wisconsin 53202-0547. Mr. Vogt's address is 2830 East Third Avenue, Denver, Colorado 80206.

Unless otherwise noted below, as of November 30, 1997, the officers and directors of the Fund in the aggregate beneficially owned less than 1% of the Fund's then outstanding shares.

                             PRINCIPAL SHAREHOLDERS


Unless otherwise noted below, as of November 30, 1997, no persons owned of record or are known to own of record or beneficially more than 5% of the Fund's then outstanding shares.


                               INVESTMENT ADVISOR



The Fund has entered into an Advisory Agreement with Strong Capital Management, Inc. ("Advisor"). Mr. Richard S. Strong controls the Advisor. Mr. Strong is the Chairman and a Director of the Advisor, Mr. Totsky is a Senior Vice President of the Advisor, Mr. Lemke is a Senior Vice President, Secretary, and General Counsel of the Advisor, Mr. Flanagan is a Senior Vice President of the Advisor, Mr. Shenkenberg is Vice President, Assistant Secretary, and Deputy General Counsel of the Advisor, and Mr. Weitzer is an Associate Counsel of the Advisor.


The Advisory Agreement is required to be approved annually by either the Board of Directors of the Fund or by vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act). In either case, each annual renewal must be approved by the vote of a majority of the Fund's directors who are not parties to the Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable, without penalty, on 60 days written notice by the Board of Directors of the Fund, by vote of a majority of the Fund's outstanding voting securities, or by the Advisor, and will terminate automatically in the event of its assignment.



Under the terms of the Advisory Agreement, the Advisor manages the Fund's investments subject to the supervision of the Fund's Board of Directors. The Advisor is responsible for investment decisions and supplies investment research and portfolio management. The Advisory Agreement authorizes the Advisor to delegate its investment advisory duties to a subadvisor in accordance with a written agreement under which the subadvisor would furnish such investment advisory services to the Advisor. In this situation, the Advisor would continue to have responsibility for all investment advisory services furnished by the subadviser under the subadvisory agreement. At its expense, the Advisor provides office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund. The Advisor places all orders for the purchase and sale of the Fund's portfolio securities at the Fund's expense.



Except for expenses assumed by the Advisor, as set forth above, or by the Distributor as described below with respect to the distribution of the Fund's shares, the Fund is responsible for all its other expenses, including, without limitation, interest charges, taxes, brokerage commissions, and similar expenses; expenses of issue, sale, repurchase or redemption of shares; expenses of registering or qualifying shares for sale with the states and the SEC; expenses for printing and distribution of prospectuses to existing shareholders; charges of custodians (including fees as custodian for keeping books and similar services for the Fund), transfer agents (including the printing and mailing of reports and notices to shareholders), registrars, auditing and legal services, and clerical services related to recordkeeping and shareholder relations; printing of stock certificates; fees for directors who are not "interested persons" of the Advisor; expenses of indemnification; extraordinary expenses; and costs of shareholder and director meetings.


As compensation for its services, the Fund pays to the Advisor a monthly management fee at the annual rat specified below of the average daily net asset value of the Fund. From time to time, the Advisor may voluntarily waive all or a portion of its management fee for the Fund.



NAME OF FUND                         ANNUAL RATE


High-Yield Municipal Bond Fund               .60%


Municipal Bond Fund                    .60%


Short-Term High Yield Municipal Fund          .60%


Short-Term Municipal Bond Fund               .50%

The Fund paid the following management fees for the time periods indicated:





FISCAL YEAR ENDED   MANAGEMENT FEE ($)  WAIVER ($) Management Fee
                                                  AFTER WAIVER ($)
High-Yield Municipal Bond Fund

12/1994               476,579          476,579          0
12/1995             1,137,284          612,949       524,335
8/1996*               981,330             0          981,330
8/1997              1,668,563             0        1,668.563


Municipal Bond Fund

12/1994             2,068,103             0        2,068,103
12/1995             1,704,460             0        1,704,460
8/1996*               925,640             0          925,640
8/1997              1,386,365             0        1,386,365

Short-Term Municipal Bond Fund

12/1994             1,004,968             0        1,004,968
12/1995               727,146             0          727,146
8/1996*               449,824             0          449,824
8/1997                733,129             0          733,129




*  For the eight-month fiscal period ended August 31, 1996.



The organizational expenses for the Fund which were advanced by the Advisor and which will be reimbursed by the Fund over a period of not more than 60 months from the Fund's date of inception are described below.



NAME OF FUND                         ORGANIZATIONAL EXPENSES



High-Yield Municipal Bond Fund               $10,802



The Advisory Agreement requires the Advisor to reimburse the Fund in the event that the expenses and charges payable by the Fund in any fiscal year, including the management fee but excluding taxes, interest, brokerage commissions, and similar fees and to the extent permitted extraordinary expenses, exceed two percent (2%) of the average net asset value of the Fund for such year, as determined by valuations made as of the close of each business day of the year. Reimbursement of expenses in excess of the applicable limitation will be made on a monthly basis and will be paid to the Fund by reduction of the Advisor's fee, subject to later adjustment, month by month, for the remainder of the Fund's fiscal year. The Advisor may from time to time voluntarily absorb expenses for the Fund in addition to the reimbursement of expenses in excess of applicable limitations.



On July 12, 1994, the SEC filed an administrative action ("Order") against the Advisor, Mr. Strong, and another employee of the Advisor in connection with conduct that occurred between 1987 and early 1990. IN RE STRONG/CORNELIUSON CAPITAL MANAGEMENT, INC., ET AL. Admin. Proc. File No. 3-8411. The proceeding was settled by consent without admitting or denying the allegations in the Order. The Order found that the Advisor and Mr. Strong aided and abetted violations of Section 17(a) of the 1940 Act by effecting trades between mutual funds, and between mutual funds and Harbour Investments Ltd. ("Harbour"), without complying with the exemptive provisions of SEC

Rule 17a-7 or otherwise obtaining an exemption. It further found that the Advisor violated, and Mr. Strong aided and abetted violations of, the disclosure provisions of the 1940 Act and the Investment Advisers Act of 1940 by misrepresenting the Advisor's policy on personal trading and by failing to disclose trading by Harbour, an entity in which principals of the Advisor owned between 18 and 25 percent of the voting stock. As part of the settlement, the respondents agreed to a censure and a cease and desist order and the Advisor agreed to various undertakings, including adoption of certain procedures and a limitation for six months on accepting certain types of new advisory clients.


On June 6, 1996, the Department of Labor ("DOL") filed an action against the Advisor for equitable relief alleging violations of the Employee Retirement Income Security Act of 1974 ("ERISA") in connection with cross trades that occurred between 1987 and late 1989 involving certain pension accounts managed by the Advisor. Contemporaneous with this filing, the Advisor, without admitting or denying the DOL's allegations, agreed to the entry of a consent judgment resolving all matters relating to the allegations. REICH V. STRONG CAPITAL MANAGEMENT, INC., (U.S.D.C. E.D. WI) (the "Consent Judgment"). Under the terms of the Consent Judgment, the Advisor agreed to reimburse the affected accounts a total of $5.9 million. The settlement did not have any material impact on the Advisor's financial position or operations.


The Fund and the Advisor have adopted a Code of Ethics ("Code") which governs the personal trading activities of all "Access Persons" of the Advisor. Access Persons include every director and officer of the Advisor and the investment companies managed by the Advisor, including the Fund, as well as certain employees of the Advisor who have access to information relating to the purchase or sale of securities by the Advisor on behalf of accounts managed by it. The Code is based upon the principal that such Access Persons have a fiduciary duty to place the interests of the Fund and the Advisor 's other clients ahead of their own.


The Code requires Access Persons (other than Access Persons who are independent directors of the investment companies managed by the Advisor, including the
Fund) to, among other things, preclear their securities transactions (with limited exceptions, such as transactions in shares of mutual funds, direct obligations of the U.S. government, and certain options on broad-based securities market indexes) and to execute such transactions through the Advisor's trading department. The Code, which applies to all Access Persons (other than Access Persons who are independent directors of the investment companies managed by the Advisor, including the Fund), includes a ban on acquiring any securities in an initial public offering, other than a new offering of a registered open-end investment company, and a prohibition from profiting on short-term trading in securities. In addition, no Access Person may purchase or sell any security which is contemporaneously being purchased or sold, or to the knowledge of the Access Person, is being considered for purchase or sale, by the Advisor on behalf of any mutual fund or other account managed by it. Finally, the Code provides for trading "black out" periods of seven calendar days during which time Access Persons who are portfolio managers may not trade in securities which have been purchased or sold by any mutual fund or other account managed by the portfolio manager.


The Advisor provides investment advisory services for multiple clients and may give advice and take action, with respect to any client, that may differ from the advice given, or the timing or nature of action taken, with respect to any one account. However, the Advisor will allocate over a period of time, to the extent practical, investment opportunities to each account on a fair and equitable basis relative to other similarly-situated client accounts. The Advisor, its principals and associates (to the extent not prohibited by the Code), and other clients of the Advisor may have, acquire, increase, decrease, or dispose of securities or interests therein at or about the same time that the Advisor is purchasing or selling securities or interests therein for an account which purchase or sale is or may be deemed to be inconsistent with the actions taken by such persons..


From time to time the Advisor votes the shares owned by the Fund according to its Statement of General Proxy Voting Policy ("Proxy Voting Policy"). The general principal of the Proxy Voting Policy is to vote any beneficial interest in an equity security prudently and solely in the best long-term economic interest of the Fund and its beneficiaries considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote. Shareholders may obtain a copy of the Proxy Voting Policy upon request from the Advisor.



                                  DISTRIBUTOR

Under a Distribution Agreement with the Fund ("Distribution Agreement"), Strong Funds Distributors, Inc. ("Distributor") acts as underwriter of the Fund's shares. Mr. Strong is the Chairman and Director of the Distributor, Mr. Lemke is a Vice President of the Distributor, and Mr. Shenkenberg is a Vice President and Secretary of the Distributor. The Distribution Agreement provides that the Distributor will use its best efforts to distribute the Fund's shares. Since the Fund is a "no-load" fund, no sales commissions are charged on the purchase of Fund shares. The Distribution Agreement further provides that the Distributor will bear the additional costs of printing prospectuses and shareholder reports which are used for selling purposes, as well as advertising and any other costs attributable to the distribution of the Fund's shares. The Distributor is an indirect subsidiary of the Advisor and controlled by the Advisor and Richard S. Strong. The Distribution Agreement is subject to the same termination and renewal provisions as are described above with respect to the Advisory Agreement.


From time to time, the Distributor may hold in-house sales incentive programs for its associated persons under which these persons may receive non-cash compensation awards in connection with the sale and distribution of the Fund's shares. These awards may include items such as, but not limited to, gifts, merchandise, gift certificates, and payment of travel expenses, meals, and lodging. As required by the National Association of Securities Dealers, Inc.'s ("NASD") proposed rule amendments in this area, any in-house sales incentive program will be multi-product oriented, I.E., any incentive will be based on an associated person's gross production of all securities within a product type and will not be based on the sales of shares of any specifically designated mutual fund.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE


The Advisor is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's investment business and the negotiation of the commissions to be paid on such transactions. It is the policy of the Advisor, to seek the best execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to the Advisor, or the Fund. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be obtained using a broker. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commissions, if any. In selecting broker-dealers and in negotiating commissions, the Advisor considers a variety of factors, including best price and execution, the full range of brokerage services provided by the broker, as well as its capital strength and stability, and the quality of the research and research services provided by the broker. Brokerage will not be allocated based on the sale of any shares of the Strong Funds.

The Advisor has adopted procedures that provide generally for the Advisor to seek to bunch orders for the purchase or sale of the same security for the Fund, other mutual funds managed by the Advisor, and other advisory clients (collectively, the "client accounts"). The Advisor will bunch orders when it deems it to be appropriate and in the best interest of the client accounts. When a bunched order is filled in its entirety, each participating client account will participate at the average share price for the bunched order on the same business day, and transaction costs shall be shared pro rata based on each client's participation in the bunched order. When a bunched order is only partially filled, the securities purchased will be allocated on a pro rata basis to each client account participating in the bunched order based upon the initial amount requested for the account, subject to certain exceptions, and each participating account will participate at the average share price for the bunched order on the same business day.


Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment advisor, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of the brokerage and research services provided by the broker or dealer. Brokerage and research services include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).



In carrying out the provisions of the Advisory Agreement, the Advisor may cause the Fund to pay a broker, which provides brokerage and research services to the Advisor, a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction. The Advisor believes it is important to its investment decision-making process to have access to independent research. The Advisory Agreement provides that such higher commissions will not be paid by the Fund unless (1) the Advisor determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Advisor's overall responsibilities with respect to the accounts as to which it exercises investment discretion; (2) such payment is made in compliance with the provisions of Section 28(e), other applicable state and federal laws, and the Advisory Agreement; and (3) in the opinion of the Advisor, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. The investment management fee paid by the Fund under the Advisory Agreement is not reduced as a result of the Advisor's receipt of research services.


Generally, research services provided by brokers may include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis, and analysis of corporate responsibility issues. Such research services are received primarily in the form of written reports, telephone contacts, and personal meetings with security analysts. In addition, such research services may be provided in the form of access to various computer-generated data, computer hardware and software, and meetings arranged with corporate and industry spokespersons, economists, academicians, and government representatives. In some cases, research services are generated by third parties but are provided to the Advisor by or through brokers. Such brokers may pay for all or a portion of computer hardware and software costs relating to the pricing of securities.


Where the Advisor itself receives both administrative benefits and research and brokerage services from the services provided by brokers, it makes a good faith allocation between the administrative benefits and the research and brokerage services, and will pay for any administrative benefits with cash. In making good faith allocations between administrative benefits and research and brokerage services, a conflict of interest may exist by reason of the Advisor's allocation of the costs of such benefits and services between those that primarily benefit the Advisor and those that primarily benefit the Fund and other advisory clients.


From time to time, the Advisor may purchase new issues of securities for the Fund in a fixed income price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling the securities to the Fund and other advisory clients, provide the Advisor with research. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).



At least annually, the Advisor considers the amount and nature of research and research services provided by brokers, as well as the extent to which such services are relied upon, and attempts to allocate a portion of the brokerage business of the Fund and other advisory clients on the basis of that consideration. In addition, brokers may suggest a level of business they would like to receive in order to continue to provide such services. The actual brokerage business received by a broker may be more or less than the suggested allocations, depending upon the Advisor's evaluation of all applicable considerations.



The Advisor has informal arrangements with various brokers whereby, in consideration for providing research services and subject to Section 28(e), the Advisor allocates brokerage to those firms, provided that the value of any research and brokerage services was reasonable in relationship to the amount of commission paid and subject to best execution. In no case will the Advisor make binding commitments as to the level of brokerage commissions it will allocate to a broker, nor will it commit to pay cash if any informal targets are not met. The Advisor anticipates it will continue to enter into such brokerage arrangements.

The Advisor may direct the purchase of securities on behalf of the Fund and other advisory clients in secondary market transactions, in public offerings directly from an underwriter, or in privately negotiated transactions with an issuer. When the Advisor believes the circumstances so warrant, securities purchased in public offerings may be resold shortly after acquisition in the immediate aftermarket for the security in order to take advantage of price appreciation from the public offering price or for other reasons. Short-term trading of securities acquired in public offerings, or otherwise, may result in higher portfolio turnover and associated brokerage expenses.


The Advisor places portfolio transactions for other advisory accounts, including other mutual funds managed by the Advisor. Research services furnished by firms through which the Fund effects its securities transactions may be used by the Advisor in servicing all of its accounts; not all of such services may be used by the Advisor in connection with the Fund. In the opinion of the Advisor, it is not possible to measure separately the benefits from research services to each of the accounts managed by the Advisor. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, in the opinion of the Advisor, such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis.


The Advisor seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by the Advisor are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending the investment.


Where consistent with a client's investment objectives, investment restrictions, and risk tolerance, the Advisor may purchase securities sold in underwritten public offerings for client accounts, commonly referred to as "deal" securities. The Advisor has adopted deal allocation procedures (the "Procedures"), summarized below, that reflect the Advisor's overriding policy that deal securities must be allocated among participating client accounts in a fair and equitable manner and that deal securities may not be allocated in a manner that unfairly discriminates in favor of certain clients or types of clients.



The Procedures provide that, in determining which client accounts a portfolio manager team will seek to have purchase deal securities, the team will consider all relevant factors including, but not limited to, the nature, size, and expected allocation to the Advisor of deal securities; the size of the account(s); the accounts' investment objectives and restrictions; the risk tolerance of the client; the client's tolerance for possibly higher portfolio turnover; the amount of commissions generated by the account during the past year; and the number and nature of other deals the client has participated in during the past year.


Where more than one of the Advisor's portfolio manager team seeks to have client accounts participate in a deal and the amount of deal securities allocated to the Advisor by the underwriting syndicate is less than the aggregate amount ordered by the Advisor (a "reduced allocation"), the deal securities will be allocated among the portfolio manager teams based on all relevant factors. The primary factor shall be assets under management, although other factors that may be considered in the allocation decision include, but are not limited to, the nature, size, and expected allocation of the deal; the amount of brokerage commissions or other amounts generated by the respective participating portfolio manager teams; and which portfolio manager team is primarily responsible for the Advisor receiving securities in the deal. Based on relevant factors, the Advisor has established general allocation percentages for its portfolio manager teams, and these percentages are reviewed on a regular basis to determine whether asset growth or other factors make it appropriate to use different general allocation percentages for reduced allocations.

When a portfolio manager team receives a reduced allocation of deal securities, the portfolio manager team will allocate the reduced allocation among client accounts in accordance with the allocation percentages set forth in the team's initial allocation instructions for the deal securities, except where this would result in a DE MINIMIS allocation to any client account. On a regular basis, the Advisor reviews the allocation of deal securities to ensure that they have been allocated in a fair and equitable manner that does not unfairly discriminate in favor of certain clients or types of clients.

Transactions in futures contracts are executed through futures commission merchants ("FCM"). The Fund's procedures in selecting FCMs to execute the Fund's transactions in futures contracts are similar to those in effect with respect to brokerage transactions in securities.


The Fund paid the following brokerage commissions for the time periods indicated:


FISCAL YEAR ENDED                         BROKERAGE COMMISSION

High-Yield Municipal Bond Fund

12/1994                                   $0
12/1995(1)                              $48,927
8/1996*                                   $0
8/1997                                   $2,468

Municipal Bond Fund

12/1994                                   $0
12/1995(1)                              $457,817
8/1996(2)*                              $34,350
8/1997                                   $5,723

Short-Term Municipal Bond Fund

12/1994                                   $0
12/1995(1)                              $33,312
8/1996*                                   $4,391
8/1997                                   $5,723




*  For the eight-month fiscal period ended August 31, 1996.


(1) The Fund paid higher brokerage commissions in 1995 primarily because the Fund employed a trading strategy to preserve the favorable tax treatment available to it under the Internal Revenue Code of 1986.


(2) The Fund incurred higher brokerage commissions for the eight-month fiscal year ended August 31, 1996 primarily due to strategies employed by the Fund to increase current income.


                                   CUSTODIAN


As custodian of the Fund's assets, Firstar Trust Company, P.O. Box 761, Milwaukee, Wisconsin 53201, has custody of all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by officers of the Fund. The custodian is in no way responsible for any of the investment policies or decisions of the Fund.



                  TRANSFER AGENT AND DIVIDEND DISBURSING AGENT



The Advisor acts as transfer agent and dividend-disbursing agent for the Fund. The Advisor is compensated based on an annual fee per open account of $21.75 for equity funds, $31.50 for income and municipal income funds, and $32.50 for money market funds, plus out-of-pocket expenses, such as postage and printing expenses in connection with shareholder communications. The Advisor also receives an annual fee per closed account of $4.20 from the Fund. The fees received and the services provided as transfer agent and dividend disbursing agent are in addition to those received and provided by the Advisor under the Advisory Agreements. In addition, the Advisor provides certain printing and mailing services for the Fund, such as printing and mailing of shareholder account statements, checks, and tax forms.



From time to time the Fund, directly or indirectly through arrangements with the Advisor, and/or the Advisor may pay amounts to third parties that provide transfer agent type services and other administrative services relating to the Fund to persons who beneficially own interests in the Fund, such as participants in 401(k) plans. These services may include, among other things, sub-accounting services, transfer agent type activities, answering inquiries relating to the Fund, transmitting, on behalf of the Fund, proxy statements, annual reports, updated prospectuses, other communications regarding the Fund, and related services as the Fund or beneficial owners may reasonably request. In such cases, the Fund will not pay fees based on the number of beneficial owners at a rate that is greater than the rate the Fund is currently paying the Advisor for providing these services to Fund shareholders.


The Fund paid the following amounts for the time periods indicated for transfer agency and dividend disbursing and printing and mailing services:

        Per Account  Out-of-Pocket  Printing/Mailing           Total Cost
FUND   CHARGES ($)  EXPENSES ($)  SERVICES ($)   WAIVER ($)  AFTER WAIVER ($)

High-Yield Municipal Bond Fund

12/1994   79,120      9,552           2,435       91,107           0
12/1995  142,955     21,248           2,495       64,223        102,475
8/1996*  112,559     28,755           2,309         0           143,623
8/1997   193,469     10,158           2,892         0           206,519

Municipal Bond Fund

12/1994  455,071    101,105          11,760         0           567,936
12/1995  406,803     48,526           8,392         0           463,721
8/1996*  237,322     57,015           4,967         0           299,304
8/1997   336,462     19,325           5,018         0           360,805

Short-Term Municipal Bond Fund

12/1994  211,232     16,413           5,549         0           233,194
12/1995  178,916     26,598           3,730         0           209,244
8/1996*  101,469     29,649           1,789         0           132,907
8/1997   160,593     11,290           1,897         0           173,780



*  For the eight-month fiscal period ended August 31, 1996.

                                     TAXES


GENERAL



The Fund intends to qualify annually for treatment as a regulated investment company ("RIC") under the Internal Revenue Code ("Tax Code"). This qualification does not involve government supervision of the Fund's management practices or policies. The following federal tax discussion is intended to provide you with an overview of the impact of federal income tax provisions on the Fund or its shareholders. These tax provisions are subject to change by legislative or administrative action at the federal, state, or local level, and any changes may be applied retroactively. Any such action that limits or restricts the Fund's current ability to pass-through earnings without taxation at the Fund level, or otherwise materially changes the Fund's tax treatment, could adversely affect the value of a shareholder's investment in the Fund. Because the Fund's taxes are a complex matter, you should consult your tax adviser for more detailed information concerning the taxation of the Fund and the federal, state, and local tax consequences to shareholders of an investment in the Fund.



In order to qualify for treatment as a RIC under the Tax Code, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of taxable net investment income, net short-term capital gain, and net gains from certain foreign currency transactions, if applicable) ("Distribution Requirement") plus its net investment income excludable from gross income under Section 103(a) of the Tax Code, and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities (or foreign currencies if applicable) or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer. From time to time the Advisor may find it necessary to make certain types of investments for the purpose of ensuring that the Fund continues to qualify for treatment as a RIC under the Tax Code.

If Fund shares are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt interest dividends received on those shares. Any portion of such a loss that is not disallowed will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.



The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.


MUNICIPAL SECURITIES


A substantial portion of the dividends paid by the Fund will qualify as exempt-interest dividends and thus will be excludable from gross income by its shareholders, if the Fund satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a); the Fund intends to continue to satisfy this requirement. The aggregate dividends excludable from the Fund's shareholders' gross income may not exceed the Fund's net tax-exempt income. The shareholders' treatment of dividends from the Fund under local and state income tax laws may differ from the treatment thereof under the Tax Code.



Tax-exempt interest attributable to certain private activity bonds ("PABs") (including, in the case of a RIC receiving interest on such bonds, a proportionate part of the exempt-interest dividends paid by that RIC) is subject to the alternative minimum tax. Exempt-interest dividends received by a corporate shareholder also may be indirectly subject to that tax without regard to whether the Fund's tax-exempt interest was attributable to such bonds. Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by PABs or industrial development bonds ("IDBs") should consult their tax advisors before purchasing shares of the Fund because, for users of certain of these facilities, the interest on such bonds is not exempt from federal income tax. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of PABs or IDBs.



The Fund may invest in municipal bonds that are purchased, generally not on their original issue, with market discount (that is, at a price less than the principal amount of the bond or, in the case of a bond that was issued with original issue discount, a price less than the amount of the issue price plus accrued original issue discount) ("municipal market discount bonds"). Market discount generally arises when the value of the bond declines after issuance (typically, because of an increase in prevailing interest rates or a decline in the issuer's creditworthiness). Gain on the disposition of a municipal market discount bond purchased by the Fund after April 30, 1993 (other than a bond with a fixed maturity date within one year from its issuance), generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. Market discount on such a bond generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. In lieu of treating the disposition gain as above, the Fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.


DERIVATIVE INSTRUMENTS


The use of derivatives strategies, such as purchasing and selling (writing) options and futures and entering into forward currency contracts, if applicable, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies, if any (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures, and forward currency contracts, if applicable, derived by the Fund with respect to its business of investing in securities or foreign currencies, if applicable, will qualify as permissible income under the Income Requirement.

For federal income tax purposes, the Fund is required to recognize as income for each taxable year its net unrealized gains and losses on options, futures, or forward currency contracts, if any, that are subject to section 1256 of the Tax Code ("Section 1256 Contracts") and are held by the Fund as of the end of the year, as well as gains and losses on Section 1256 Contracts actually realized during the year. Except for Section 1256 Contracts that are part of a "mixed straddle" and with respect to which the Fund makes a certain election, any gain or loss recognized with respect to Section 1256 Contracts is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the Section 1256 Contract.


ZERO-COUPON, STEP-COUPON, AND PAY-IN-KIND SECURITIES


The Fund may acquire zero-coupon, step-coupon, or other securities issued with original issue discount. As a holder of those securities, the Fund must include in its income the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Similarly, the Fund must include in its income securities it receives as "interest" on pay-in-kind securities. Because the Fund annually must distribute substantially all of its investment company taxable income, including any original issue discount and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions may be made from the proceeds on sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income or net capital gain, or both.



                        DETERMINATION OF NET ASSET VALUE


The net asset value of each Fund will be determined as of the close of trading on each day the NYSE is open for trading. The NYSE is open for trading Monday through Friday except, New Year's Day,

Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period.


ADDITIONAL SHAREHOLDER INFORMATION


TELEPHONE AND INTERNET EXCHANGE/REDEMPTION PRIVILEGES


The Fund employs reasonable procedures to confirm that instructions communicated by telephone or the Internet are genuine. The Fund may not be liable for losses due to unauthorized or fraudulent instructions. Such procedures include but are not limited to requiring a form of personal identification prior to acting on instructions received by telephone or the Internet, providing written confirmations of such transactions to the address of record, tape recording telephone instructions and backing up Internet transactions.


REDEMPTION-IN-KIND


The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the assets of the Fund. If the Advisor determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other financial assets, valued for this purpose as they are valued in computing the NAV for the Fund's shares (a "redemption-in-kind"). Shareholders receiving securities or other financial assets in a redemption-in-kind may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences. If you expect to make a redemption in excess of the lesser of $250,000 or 1% of the Fund's assets during any 90-day period and would like to avoid any possibility of being paid with securities in-kind, you may do so by providing Strong Funds with an unconditional instruction to redeem at least 15 calendar days prior to the date on which the redemption transaction is to occur, specifying the dollar amount or number of shares to be redeemed and the date of the transaction (please call 1-800-368-3863). This will provide the Fund with sufficient time to raise the cash in an orderly manner to pay the redemption and thereby minimize the effect of the redemption on the interests of the Fund's remaining shareholders.


Redemption checks in excess of the lesser of $250,000 or 1% of the Fund's assets during any 90-day period may not be honored by the Fund if the Advisor determines that existing conditions make cash payments undesirable.


RIGHT OF SET-OFF


To the extent not prohibited by law, the Fund, any other Strong Fund, and the Advisor, each has the right to set-off against a shareholder's account balance with a Strong Fund, and redeem from such account, any debt the shareholder may owe any of these entities. This right applies even if the account is not identically registered.


BROKERS RECEIPT OF PURCHASE AND REDEMPTION ORDERS


The Fund has authorized certain brokers to accept purchase and redemption orders on the Fund's behalf. These brokers are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Purchase and redemption orders received in this manner will be priced at the Fund's net asset value next computed after they are accepted by an authorized broker or the broker's authorized designee.



                                  ORGANIZATION

The Fund is either a "Corporation" or a "Series" of common stock of a Corporation, as described in the chart below:


                                  Incorporation  Date Series     Authorized        Par
           Corporation                 Date        Created         Shares       Value ($)
--------------------------------  -------------  -----------  ----------------  ---------
Strong Municipal Funds, Inc. (1)     07/28/86                      Indefinite      .00001
  - Strong Municipal Money Market                    07/28/86      Indefinite      .00001
    Fund*
  - Strong Municipal Advantage Fund*                 07/28/86      Indefinite      .00001
  - Strong Short-Term High Yield                     10/13/97      Indefinite      .00001
Municipal Fund
Strong Short-Term Municipal Bond Fund,    12/28/90                 Indefinite      .00001
Inc.
Strong Municipal Bond Fund, Inc.          07/28/86                 Indefinite        .001
Strong High-Yield Municipal Bond Fund,    03/20/87                 Indefinite        .001
Inc.


* Described in a different prospectus and Statement of Additional Information.


(1) Prior to October 27, 1995, the Corporation's name was Strong Municipal Money Market Fund, Inc.



The Corporation is a Wisconsin corporation that is authorized to offer separate series of shares representing interests in separate portfolios of securities, each with differing investment objectives. The shares in any one portfolio may, in turn, be offered in separate classes, each with differing preferences, limitations or relative rights. However, the Articles of Incorporation for the Corporations provides that if additional series of shares are issued by the Corporation, such new series of shares may not affect the preferences, limitations or relative rights of the Corporation's outstanding shares. In addition, the Board of Directors of the Corporation is authorized to allocate assets, liabilities, income and expenses to each series and class. Classes within a series may have different expense arrangements than other classes of the same series and, accordingly, the net asset value of shares within a series may differ. Finally, all holders of shares of the Corporation may vote on each matter presented to shareholders for action except with respect to any matter which affects only one or more series or class, in which case only the shares of the affected series or class are entitled to vote. Fractional shares have the same rights proportionately as do full shares. Shares of the Corporation have no preemptive, conversion, or subscription rights. If the Corporation issues additional series, the assets belonging to each series of shares will be held separately by the custodian, and in effect each series will be a separate fund.


                              SHAREHOLDER MEETINGS


The Wisconsin Business Corporation Law permits registered investment companies, such as the Fund, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the

1940 Act. The Fund has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by shareholders under the 1940 Act.



The Fund's Bylaws allow for a director to be removed by its shareholders with or without cause, only at a meeting called for the purpose of removing the director. Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Fund shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director. The Secretary shall inform such shareholders of the reasonable estimated costs of preparing and mailing the notice of the meeting, and upon payment to the Fund of such costs, the Fund shall give not less than ten nor more than sixty days notice of the special meeting.


                            PERFORMANCE INFORMATION


The Strong Fund's may advertise a variety of types of performance information as more fully described below. The Fund's performance is historical and past performance does not guarantee the future performance of the Fund. From time to time, the Advisor may agree to waive or reduce its management fee and/or to absorb certain operating expenses for the Fund. Waivers of management fees and absorption of expenses will have the effect of increasing the Fund's performance.


30-DAY YIELD



The Fund's yield is computed in accordance with a standardized method prescribed by rules of the SEC. Under that method, the current yield quotation for the Fund is based on a one month or 30-day period. In computing its yield, the Fund follows certain standardized accounting practices specified by rules of the SEC. These practices are not necessarily consistent with those that the Fund uses to prepare annual and interim financial statements in conformity with generally accepted accounting principles. The yield is computed by dividing the net investment income per share earned during the 30-day or one month period by the maximum offering price per share on the last day of the period, according to the following formula:


YIELD = 2[( A-B + 1)6 - 1]
            ----
             cd

Where      a = dividends and interest earned during the period.
           b = expenses accrued for the period (net of reimbursements). c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
           d = the maximum offering price per share on the last day of the period.

TAXABLE EQUIVALENT YIELD



The Fund's tax-equivalent yield is computed by dividing that portion of the Fund's yield (computed as described above) that is tax-exempt by one minus the stated federal income tax rate and adding the result to that portion, if any, of the yield of the Fund that is not tax-exempt. Tax-equivalent yield does not reflect possible variations due to the federal alternative minimum tax.


An investor may want to determine which investment, tax-exempt or taxable, will provide you with a higher after-tax return. To determine the tax-equivalent yield, simply divide the yield from the tax-exempt investment by the sum of (1 minus the investor's marginal tax rate). The tables below are provided for making this calculation for selected tax-exempt yield and taxable income levels. These yields are presented for purposes of illustration only and are not representative of any yield that a Fund may generate. The tables are based upon the 1998 federal tax rates (in effect as of January 1, 1998).


                                                                           A TAX-FREE YIELD OF:
---------------------------------------    --------        ---------------------------------------------------
                                                       4%     5%     6%     7%                  8%
            1998 Taxable Income Levels*
---------------------------------------    --------  -----  -----  -----  ------  ------------------------------
    Single           Married Filing        Marginal               IS EQUIVALENT TO A TAXABLE YIELD OF:

                         Jointly           Tax Rate
-------------  --------------------------  --------
 under 25,350                under 42,350     15%    4.71%  5.88%  7.06%   8.24%                           9.41%
-------------  --------------------------  --------  -----  -----  -----  ------  ------------------------------
25,350-61,400              42,350-102,300     28%    5.56%  6.94%  8.33%   9.72%                          11.11%
-------------  --------------------------  --------  -----  -----  -----  ------  ------------------------------
      61,400-             102,300-155,950     31%    5.80%  7.25%  8.70%  10.14%                          11.59%
      128,100
-------------  --------------------------  --------  -----  -----  -----  ------  ------------------------------
     128,100-             155,950-278,450     36%    6.25%  7.81%  9.38%  10.94%                          12.50%
      278,450
-------------  --------------------------  --------  -----  -----  -----  ------  ------------------------------
 over 278,450                over 278,450    39.6%   6.62%  8.28%  9.93%  11.59%                          13.25%
-------------  --------------------------  --------  -----  -----  -----  ------  ------------------------------


* A taxpayer with an adjusted gross income in excess of $117,950 may, to the extent such taxpayer itemizes deductions, be subject to a higher effective marginal rate.


DISTRIBUTION RATE


The distribution rate for the Fund is computed, according to a non-standardized formula, by dividing the total amount of actual distributions per share paid by the Fund over a twelve month period by the Fund's net asset value on the last day of the period. The distribution rate differs from the Fund's yield because the distribution rate includes distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short-term capital gains. Therefore, the Fund's distribution rate may be substantially different than its yield. Both the Fund's yield and distribution rate will fluctuate.

AVERAGE ANNUAL TOTAL RETURN


The Fund's average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the SEC. The average annual total return for the Fund for a specific period is found by first taking a hypothetical $10,000 investment ("initial investment") in the Fund's shares on the first day of the period and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period.


TOTAL RETURN


Calculation of the Fund's total return is not subject to a standardized formula. Total return performance for a specific period is calculated by first taking an investment (assumed below to be $10,000) ("initial investment") in the Fund's shares on the first day of the period and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value of the Fund on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period.

CUMULATIVE TOTAL RETURN


Cumulative total return represents the simple change in value of an investment over a stated period and may be quoted as a percentage or as a dollar amount. Total returns and cumulative total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship between these factors and their contributions to total return.

SPECIFIC FUND PERFORMANCE

                                   30-DAY YIELD
                     (30-day period ended August 31, 1997)

                                                 Waived
                         Tax Equivalent Yield  Management  Absorbed   Yield Without Waivers and
      Fund       Yield     (31% Tax Bracket)      Fees      Expenses         Absorptions
---------------  ------  --------------------  ----------  ---------  -------------------------
High-Yield
Municipal Bond    5.98%          8.67%              0          0                5.98%
---------------  ------  --------------------  ----------  ---------  -------------------------
Municipal Bond    5.00%          7.25%              0          0                5.00%
---------------  ------  --------------------  ----------  ---------  -------------------------
Short-Term
Municipal Bond    4.54%          6.58%              0          0                4.54%
---------------  ------  --------------------  ----------  ---------  -------------------------

                                 TOTAL RETURN


HIGH-YIELD MUNICIPAL BOND FUND

               Initial $10,000    Ending value    Cumulative   Average Annual Total
 Time Period      Investment    August 31, 1997  Total Return         Return
-------------  ---------------  ---------------  ------------  --------------------
     One Year          $10,000     $11,355.44       13.55%            13.55%
-------------  ---------------  ---------------  ------------  --------------------
Life of Fund*          $10,000     $13,213.96       32.14%             7.37%
-------------  ---------------  ---------------  ------------  --------------------



*  Commenced operations on October 1, 1993.



MUNICIPAL BOND FUND

               Initial $10,000    Ending value    Cumulative   Average Annual Total
 Time Period      Investment    August 31, 1997  Total Return         Return
-------------  ---------------  ---------------  ------------  --------------------
     One Year          $10,000     $11,178.96       11.79%            11.79%
-------------  ---------------  ---------------  ------------  --------------------
    Five Year          $10,000     $13,328.85       33.29%             5.92%
-------------  ---------------  ---------------  ------------  --------------------
    Ten Year           $10,000     $20,206.36       102.06%            7.29%
-------------  ---------------  ---------------  ------------  --------------------
Life of Fund*          $10,000     $19,837.26       98.37%             6.51%
-------------  ---------------  ---------------  ------------  --------------------



*  Commenced operations on October 23, 1986.



SHORT-TERM MUNICIPAL BOND FUND



               Initial $10,000    Ending value    Cumulative   Average Annual Total
 Time Period      Investment    August 31, 1997  Total Return         Return
-------------  ---------------  ---------------  ------------  --------------------
     One Year          $10,000     $10,671.70        6.72%             6.72%
-------------  ---------------  ---------------  ------------  --------------------
    Five Year          $10,000     $12,340.26       23.40%             4.30%
-------------  ---------------  ---------------  ------------  --------------------
Life of Fund*          $10,000     $12,961.57       29.62%             4.68%
-------------  ---------------  ---------------  ------------  --------------------



*  Commenced operations on December 31, 1991.


COMPARISONS



U.S. TREASURY BILLS, NOTES, OR BONDS. Investors may want to compare the performance of the Fund to that of U.S. Treasury bills, notes, or bonds, which are issued by the U.S. Government. Treasury obligations are issued in selected denominations. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Generally, the values of obligations with shorter maturities will fluctuate less than those with longer maturities.


CERTIFICATES OF DEPOSIT. Investors may want to compare the Fund's performance to that of certificates of deposit offered by banks and other depositary institutions. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of the deposits prior to maturity normally will be subject to a penalty. Rates offered by banks and other depositary institutions are subject to change at any time specified by the issuing institution.


MONEY MARKET FUNDS. Investors may also want to compare performance of the Fund to that of money market funds. Money market fund yields will fluctuate and shares are not insured, but share values usually remain stable.



LIPPER ANALYTICAL SERVICES, INC. ("LIPPER") AND OTHER INDEPENDENT RANKING ORGANIZATIONS. From time to time, in marketing and other fund literature, the Fund's performance may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds with similar investment goals, as tracked by independent organizations. Among these organizations, Lipper, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, may be cited. Lipper performance figures are based on changes in net asset value, with all income and capital gains dividends reinvested. Such calculations do not include the effect of any sales charges imposed by other funds. The Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. The Fund's performance may also be compared to the average performance of its Lipper category.



MORNINGSTAR, INC. The Fund's performance may also be compared to the performance of other mutual funds by Morningstar, Inc., which rates funds on the basis of historical risk and total return. Morningstar's ratings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for 3, 5, and 10 year periods. Ratings are not absolute and do not represent future results.



INDEPENDENT SOURCES. Evaluations of fund performance made by independent sources may also be used in advertisements concerning the Fund, including reprints of, or selections from, editorials or articles about the Fund, especially those with similar objectives. Sources for fund performance and articles about the Fund may include publications such as Money, Forbes, Kiplinger's, Smart Money, Financial World, Business Week, U.S. News and World Report, The Wall Street Journal, Barron's, and a variety of investment newsletters.



IBC/DONOGHUE, INC. IBC/Donoghue, Inc. is an independently operated financial newsletter publishing firm specializing in the statistical analysis of the trends in the money market mutual fund industry. From time to time, in marketing and other fund literature, IBC/Donoghue data may be quoted or compared to the Fund's performance. IBC/Donoghue, Inc. provides current (7 and 30 day yields) and historical performance (1, 3, and 5 year returns), rankings and category averages for over 1,100 money market mutual funds.


INDIVIDUAL MUNICIPAL BONDS. The Fund may compare and contrast in advertising the relative advantages of investing in a mutual fund versus an individual municipal bond. Unlike municipal bond mutual funds, individual municipal bonds offer a stated rate of interest and, if held to maturity, repayment of principal. Although some individual municipal bonds might offer a higher return, they may not offer the reduced risk of a mutual fund which invests in many different securities. The initial investment requirements and sales charges of many municipal bond mutual funds are lower than the purchase cost of individual municipal bonds, which are generally issued in $5,000 denominations and are subject to direct brokerage costs.



INDICES. The Fund may compare its performance to a wide variety of indices. There are differences and similarities between the investments that a Fund may purchase and the investments measured by the indices.



HISTORICAL ASSET CLASS RETURNS. From time to time, marketing materials may portray the historical returns of various asset classes. Such presentations will typically compare the average annual rates of return of inflation, U.S. Treasury bills, bonds, common stocks, and small stocks. There are important differences between each of these investments that should be considered in viewing any such comparison. The market value of stocks will fluctuate with market conditions, and small-stock prices generally will fluctuate more than large-stock prices. Stocks are generally more volatile than bonds. In return for this volatility, stocks have generally performed better than bonds or cash over time. Bond prices generally will fluctuate inversely with interest rates and other market conditions, and the prices of bonds with longer maturities generally will fluctuate more than those of shorter-maturity bonds. Interest rates for bonds may be fixed at the time of issuance, and payment of principal and interest may be guaranteed by the issuer and, in the case of U.S. Treasury obligations, backed by the full faith and credit of the U.S. Treasury.


STRONG FAMILY OF FUNDS.   The Strong Family of Funds offers a comprehensive
range of conservative to aggressive investment options. All of the members of the Strong Family of Funds and their investment objectives are listed below. The Funds are listed in ascending order of risk and return, as determined by the Funds' Advisor.


FUND NAME                    INVESTMENT OBJECTIVE


         Strong Money Market Fund                             Current income, a stable share price, and daily liquidity.
---------------------------------  -------------------------------------------------------------------------------------
       Strong Heritage Money Fund                             Current income, a stable share price, and daily liquidity.
---------------------------------  -------------------------------------------------------------------------------------
    Strong Municipal Money Market        Federally tax-exempt current income, a stable share-price, and daily liquidity.
                             Fund
---------------------------------  -------------------------------------------------------------------------------------
  Strong Municipal Advantage Fund              Federally tax-exempt current income with a very low degree of share-price fluctuation.
---------------------------------  -------------------------------------------------------------------------------------
            Strong Advantage Fund                      Current income with a very low degree of share-price fluctuation.
---------------------------------  -------------------------------------------------------------------------------------
 Strong Short-Term Municipal Bond      Total return by investing for a high level of federally tax-exempt current income
                             Fund                                          with a low degree of share-price fluctuation.
---------------------------------  -------------------------------------------------------------------------------------
      Strong Short-Term Bond Fund      Total return by investing for a high level of current income with a low degree of share-price fluctuation.
---------------------------------  -------------------------------------------------------------------------------------
    Strong Short-Term Global Bond  Total return by investing for a high level of income with a low degree of share-price
                             Fund                                                                           fluctuation.
---------------------------------  -------------------------------------------------------------------------------------
     Strong Short-Term High Yield      Total return by investing for a high level of federally tax-exempt current income
                   Municipal Fund                                     with a moderate degree of share-price fluctuation.
---------------------------------  -------------------------------------------------------------------------------------
Strong Short-Term High Yield Bond    Total return by investing for a high level of current income with a moderate degree
                             Fund                                                            of share-price fluctuation.
---------------------------------  -------------------------------------------------------------------------------------
Strong Government Securities Fund    Total return by investing for a high level of current income with a moderate degree of share-price fluctuation.
---------------------------------  -------------------------------------------------------------------------------------

      Strong Municipal Bond Fund    Total return by investing for a high level of federally tax-exempt current income with a moderate degree of share-price fluctuation.
--------------------------------  -----------------------------------------------------------------------------------
      Strong Corporate Bond Fund  Total return by investing for a high level of current income with a moderate degree of share-price fluctuation.
--------------------------------  -----------------------------------------------------------------------------------
Strong High-Yield Municipal Bond   Total return by investing for a high level of federally tax-exempt current income.
                            Fund
--------------------------------  -----------------------------------------------------------------------------------
     Strong High-Yield Bond Fund     Total return by investing for a high level of current income and capital growth.
--------------------------------  -----------------------------------------------------------------------------------
  Strong International Bond Fund             High total return by investing for both income and capital appreciation.
--------------------------------  -----------------------------------------------------------------------------------
    Strong Asset Allocation Fund                High total return consistent with reasonable risk over the long term.
--------------------------------  -----------------------------------------------------------------------------------
       Strong Equity Income Fund                        Total return by investing for both income and capital growth.
--------------------------------  -----------------------------------------------------------------------------------
  Strong American Utilities Fund                       Total return by investing for both income and capital growth.
--------------------------------  -----------------------------------------------------------------------------------
       Strong Blue Chip 100 Fund                        Total return by investing for both income and capital growth.
--------------------------------  -----------------------------------------------------------------------------------
   Strong Limited Resources Fund                        Total return by investing for both income and capital growth.
--------------------------------  -----------------------------------------------------------------------------------
        Strong Total Return Fund                        High total return by investing for capital growth and income.
--------------------------------  -----------------------------------------------------------------------------------
   Strong Growth and Income Fund                        High total return by investing for capital growth and income.
--------------------------------  -----------------------------------------------------------------------------------
           Strong Index 500 Fund              To approximate as closely as practicable (before fees and expenses) the capitalization-weighted total rate of return of that portion of the U.S. market for publicly traded common stocks composed of the larger capitalized companies.
--------------------------------  -----------------------------------------------------------------------------------
    Strong Schafer Balanced Fund                        Total return by investing for both income and capital growth.
--------------------------------  -----------------------------------------------------------------------------------
       Strong Schafer Value Fund       Long-term capital appreciation principally through investment in common stocks and other equity securities.  Current income is a secondary objective.
--------------------------------  -----------------------------------------------------------------------------------
        Strong Dow 30 Value Fund                                                                      Capital growth.
--------------------------------  -----------------------------------------------------------------------------------
               Strong Value Fund                                                                      Capital growth.
--------------------------------  -----------------------------------------------------------------------------------
         Strong Opportunity Fund                                                                      Capital growth.
--------------------------------  -----------------------------------------------------------------------------------
             Strong Mid Cap Fund                                                                      Capital growth.
--------------------------------  -----------------------------------------------------------------------------------
       Strong Common Stock Fund*                                                                      Capital growth.
--------------------------------  -----------------------------------------------------------------------------------
     Strong Small Cap Value Fund                                                                      Capital growth.
--------------------------------  -----------------------------------------------------------------------------------
              Strong Growth Fund                                                                      Capital growth.
--------------------------------  -----------------------------------------------------------------------------------
           Strong Discovery Fund                                                                      Capital growth.
--------------------------------  -----------------------------------------------------------------------------------
           Strong Small Cap Fund                                                                      Capital growth.
--------------------------------  -----------------------------------------------------------------------------------
           Strong Growth 20 Fund                                                                      Capital growth.
--------------------------------  -----------------------------------------------------------------------------------
 Strong International Stock Fund                                                                      Capital growth.
--------------------------------  -----------------------------------------------------------------------------------
        Strong Asia Pacific Fund                                                                      Capital growth.
--------------------------------  -----------------------------------------------------------------------------------


* The Fund is closed to new investors, except the Fund may continue to offer its shares through certain 401(k) plans and similar company-sponsored retirement plans.


The Advisor also serves as Advisor to several management investment companies, some of which fund variable annuity separate accounts of certain insurance companies.

The Fund may from time to time be compared to the other funds in the Strong Family of Funds based on a risk/reward spectrum. In general, the amount of risk associated with any investment product is commensurate with that product's potential level of reward. The Strong Funds risk/reward continuum or any Fund's position on the continuum may be described or diagrammed in marketing materials. The Strong Funds risk/reward continuum positions the risk and reward potential of each Strong Fund relative to the other Strong Funds, but is not intended to position any Strong Fund relative to other mutual funds or investment products. Marketing materials may also discuss the relationship between risk and reward as it relates to an individual investor's portfolio.



TYING TIME FRAMES TO YOUR GOALS. There are many issues to consider as you make your investment decisions, including analyzing your risk tolerance, investing experience, and asset allocations. You should start to organize your investments by learning to link your many financial goals to specific time frames. Then you can begin to identify the appropriate types of investments to help meet your goals. As a general rule of thumb, the longer your time horizon, the more price fluctuation you will be able to tolerate in pursuit of higher returns. For that reason, many people with longer-term goals select stocks or long-term bonds, and many people with nearer-term goals match those up with for instance, short-term bonds. The Advisor developed the following suggested holding periods to help our investors set realistic expectations for both the risk and reward potential of our funds. (See table below.) Of course, time is just one element to consider when making your investment decision.

                 STRONG FUNDS SUGGESTED MINIMUM HOLDING PERIODS


        UNDER 1 YEAR                   1 TO 2 YEARS                    4 TO 7 YEARS                5 OR MORE YEARS
---------------------------  -------------------------------  ------------------------------  ------------------------
Money Market Fund                             Advantage Fund  Government Securities Fund      Asset Allocation Fund
Heritage Money Fund                 Municipal Advantage Fund  Municipal Bond Fund             American Utilities Fund
Municipal Money Market Fund                                   Corporate Bond Fund             Index 500 Fund
                                                2 TO 4 YEARS  International Bond Fund         Total Return Fund
                                        Short-Term Bond Fund  High-Yield Municipal Bond Fund  Opportunity Fund
                              Short-Term Municipal Bond Fund  High-Yield Bond Fund
                                                                                              Growth Fund
                                 Short-Term Global Bond Fund                                  Common Stock Fund*
                             Short-Term High Yield Bond Fund                                  Discovery Fund
                             Short-Term High Yield Municipal                                  International Stock Fund
                              Fund                                                            Asia Pacific Fund
                                                                                              Value Fund
                                                                                              Limited Resources Fund
                                                                                              Small Cap Fund
                                                                                              Growth and Income Fund
                                                                                              Equity Income Fund
                                                                                              Mid Cap Fund
                                                                                              Schafer Value Fund
                                                                                              Growth 20 Fund
                                                                                              Blue Chip 100 Fund
                                                                                              Small Cap Value Fund
                                                                                              Dow 30 Value Fund
                                                                                              Schafer Balanced Fund
                                                                                              Discovery Fund



* This Fund is closed to new investors, except the Fund may continue to offer its shares through certain 401(k) plans and similar company-sponsored retirement plans.

ADDITIONAL FUND INFORMATION


PORTFOLIO CHARACTERISTICS. In order to present a more complete picture of the Fund's portfolio, marketing materials may include various actual or estimated portfolio characteristics, including but not limited to median market capitalizations, earnings per share, alphas, betas, price/earnings ratios, returns on equity, dividend yields, capitalization ranges, growth rates, price/book ratios, top holdings, sector breakdowns, asset allocations, quality breakdowns, and breakdowns by geographic region.



MEASURES OF VOLATILITY AND RELATIVE PERFORMANCE. Occasionally statistics may be used to specify fund volatility or risk. The general premise is that greater volatility connotes greater risk undertaken in achieving performance. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market as represented by the Standard & Poor's 500 Stock Index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is a statistical tool that measures the degree to which a fund's performance has varied from its average performance during a particular time period.


Standard deviation is calculated using the following formula:


     Standard deviation = the square root of  S(xi - xm)2
                                               ----------
                                                 n-1


Where:     S = "the sum of",

     xi = each individual return during the time period, xm = the average return over the time period, and n = the number of individual returns during the time period.


Statistics may also be used to discuss the Fund's relative performance. One such measure is alpha. Alpha measures the actual return of a fund compared to the expected return of a fund given its risk (as measured by beta). The expected return is based on how the market as a whole performed, and how the particular fund has historically performed against the market. Specifically, alpha is the actual return less the expected return. The expected return is computed by multiplying the advance or decline in a market representation by the Fund's beta. A positive alpha quantifies the value that the fund manager has added, and a negative alpha quantifies the value that the fund manager has lost.

Other measures of volatility and relative performance may be used as appropriate. However, all such measures will fluctuate and do not represent future results.


DURATION. Duration is a calculation that seeks to measure the price sensitivity of a bond or a bond fund to changes in interest rates. It measures bond price sensitivity to interest rate changes by taking into account the time value of cash flows generated over the bond's life. Future interest and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value that is expressed in years. Since duration can also be computed for the Fund, you can estimate the effect of interest rates on the Fund's share price. Simply multiply the Fund's duration by an expected change in interest rates. For example, the price of the Fund with a duration of two years would be expected to fall approximately two percent if market interest rates rose by one percentage point.

GENERAL INFORMATION

BUSINESS PHILOSOPHY

The Advisor is an independent, Midwestern-based investment advisor, owned by professionals active in its management. Recognizing that investors are the focus of its business, the Advisor strives for excellence both in investment management and in the service provided to investors. This commitment affects many aspects of the business, including professional staffing, product development, investment management, and service delivery.

The increasing complexity of the capital markets requires specialized skills and processes for each asset class and style. Therefore, the Advisor believes that active management should produce greater returns than a passively managed index. The Advisor has brought together a group of top-flight investment professionals with diverse product expertise, and each concentrates on their investment specialty. The Advisor believes that people are the firm's most important asset. For this reason, continuity of professionals is critical to the firm's long-term success.

INVESTMENT ENVIRONMENT

Discussions of economic, social, and political conditions and their impact on the Fund may be used in advertisements and sales materials. Such factors that may impact the Fund include, but are not limited to, changes in interest rates, political developments, the competitive environment, consumer behavior, industry trends, technological advances, macroeconomic trends, and the supply and demand of various financial instruments. In addition, marketing materials may cite the portfolio management's views or interpretations of such factors.

EIGHT BASIC PRINCIPLES FOR SUCCESSFUL MUTUAL FUND INVESTING
These common sense rules are followed by many successful investors. They make sense for beginners, too. If you have a question on these principles, or would like to discuss them with us, please contact us at 1-800-368-3863.

1. HAVE A PLAN - even a simple plan can help you take control of your financial future. Review your plan once a year, or if your circumstances change.


2. START INVESTING AS SOON AS POSSIBLE. Make time a valuable ally. Let it put the power of compounding to work for you, while helping to reduce your potential investment risk.


3. DIVERSIFY YOUR PORTFOLIO. By investing in different asset classes - stocks, bonds, and cash - you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.


4. INVEST REGULARLY. Investing is a process, not a one-time event. By investing regularly over the long term, you reduce the impact of short-term market gyrations, and you attend to your long-term plan before you're tempted to spend those assets on short-term needs.

5. MAINTAIN A LONG-TERM PERSPECTIVE. For most individuals, the best discipline is staying invested as market conditions change. Reactive, emotional investment decisions are all too often a source of regret - and principal loss.


6. CONSIDER STOCKS TO HELP ACHIEVE MAJOR LONG-TERM GOALS. Over time, stocks have provided the more powerful returns needed to help the value of your investments stay well ahead of inflation.


7. KEEP A COMFORTABLE AMOUNT OF CASH IN YOUR PORTFOLIO. To meet current needs, including emergencies, use a money market fund or a bank account - not your long-term investment assets.


8. KNOW WHAT YOU'RE BUYING. Make sure you understand the potential risks and rewards associated with each of your investments. Ask questions... request information...make up your own mind. And choose a fund company that helps you make informed investment decisions.


STRONG FINANCIAL ADVISORS GROUP


The Strong Financial Advisors Group is dedicated to helping financial advisors better serve their clients. Financial advisors receive regular updates on the mutual funds managed by the Advisor, access to portfolio managers through special conference calls, consolidated mailings of duplicate confirmation statements, access to the Advisor's network of regional representatives, and other specialized services. For more information on the Strong Financial Advisors Group, call 1-800-368-1683.


PORTFOLIO MANAGEMENT


The Fund's portfolio manager(s) works with a team of analysts, traders, and administrative personnel. From time to time, marketing materials may discuss various members of the team, including their education, investment experience, and other credentials.



SHORT-TERM MUNICIPAL BOND FUND  AND MUNICIPAL BOND FUND


The Funds' management utilizes the following management philosophy:

- Successful fixed-income management begins with a top-down analysis of the economy, interest rates, and the supply of and demand for credit.

- Defining benchmarks for duration, yield-curve characteristics, and sector/quality composition, making only moderate deviations from those benchmarks, and then modeling the effects of different economic scenarios on the portfolio is an efficient way to add value and control risk.

- Intensive research on individual issuers can uncover solid investment opportunities, especially in improving credits.


SHORT-TERM HIGH YIELD MUNICIPAL FUND AND HIGH-YIELD MUNICIPAL BOND FUND

To help reduce investment risk, the Fund's management is highly selective, relying on intensive, ongoing credit research. Its first-hand research includes frequent contact with issuers' management, often entails on-site visits, and applies to bonds already purchased as well as to those under consideration. Decisions are made at three levels that are consistent with the manager's viewpoint of the path of secular trends, economic activity, and interest rates:

1. Credit Quality: The investment process is research-driven, with the objective of limiting credit risk. The Fund's management may prefer issuers that have not secured a credit rating either because they lack the requisite operating history or because they are simply too small to justify the expense of being rated. It also seeks to capitalize on turnaround issues. However, the Fund's management believes that yield does not compensate for extreme credit risks.

2. Sector Distribution: The Fund's management target sectors of the municipal market that are expected to remain stable or improve in credit quality. Primary themes currently include the aging of America and the reconstruction of our nation's infrastructure.

3. Maturity Distribution: The average maturity changes based on an assessment of the future direction of interest rates, with an attempt to maximize upside price potential when interest rates are expected to fall, and reduce downside price potential when rates are expected to rise. An optimal maturity structure is based on fundamental and technical analysis.

                            INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P., 411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, are the independent accountants for the Fund, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC.


                                 LEGAL COUNSEL

Godfrey & Kahn, S.C., 780 North Water Street, Milwaukee, Wisconsin 53202, acts as legal counsel for the Fund.


                              FINANCIAL STATEMENTS

The Annual Report for the Fund that is attached to this SAI contains the following audited financial information:

1.     Schedule of Investments in Securities.
2.     Statement of Operations.
3.     Statement of Assets and Liabilities.
4.     Statement of Changes in Net Assets.
5.     Notes to Financial Statements.
6.     Financial Highlights.
7.     Report of Independent Accountants.

NOTE: FITCH INVESTORS SERVICE, INC. AND IBCA, INC. MERGED ON DECEMBER 3, 1997 FORMING FITCH IBCA, INC. AS OF DECEMBER 15, 1997, FITCH IBCA, INC. WAS WORKING ON ESTABLISHING NEW RATINGS CRITERIA FOR DEBT OBLIGATIONS.

                                    APPENDIX

                                  BOND RATINGS

                         STANDARD & POOR'S DEBT RATINGS

A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:


1. Likelihood of default capacity and willingness of the obligor, as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.


2.     Nature of and provisions of the obligation.

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

INVESTMENT GRADE

AAA Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.


A Debt rated 'A' has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.



BBB Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.


SPECULATIVE GRADE

Debt rated 'BB', 'B', 'CCC', 'CC' and 'C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

B Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

CCC Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

CC Debt rated 'CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

C Debt rated 'C' typically is applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI The rating 'CI' is reserved for income bonds on which no interest is being paid.

D Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grade period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                         MOODY'S LONG-TERM DEBT RATINGS

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


              FITCH INVESTORS SERVICE, INC. ("FITCH") BOND RATINGS



Fitch investment grade bond and preferred stock ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt or preferred issue in a timely manner.


The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.


Bonds and preferred stock carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.


Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.


 AAA Bonds and preferred stock considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.



  AA     Bonds and preferred stock considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and/or dividends and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds and preferred stock rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of the issuers is generally rated 'F-1+'.



   A     Bonds and preferred stock considered to be investment grade and of high credit quality. The obligor's ability to pay interest and/or dividends and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt or preferred securities with higher ratings.



 BBB     Bonds and preferred stock considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds or preferred securities will fall below investment grade is higher than for securities with higher ratings.

Fitch speculative grade bond or preferred stock ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ('BB' to 'C') represent Fitch's assessment of the likelihood of timely payment of principal and interest or dividends in accordance with the terms of obligation for issues not in default. For defaulted bonds or preferred stock, the rating ('DDD' to 'D') is an assessment of the ultimate recovery value through reorganization or liquidation.



The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer or possible recovery value in bankruptcy, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.



Bonds or preferred stock that have the same rating are of similar but not necessarily identical credit quality since the rating categories cannot fully reflect the differences in the degrees of credit risk.




  BB     Bonds or preferred stock are considered speculative.  The obligor's ability to pay interest or dividends and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.



   B     Bonds or preferred stock are considered highly speculative.  While bonds in this class are currently meeting debt service requirements or paying dividends, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.



 CCC     Bonds or preferred stock have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.



  CC     Bonds or preferred stock are minimally protected.  Default in payment of interest and/or principal seems probable over time.



   C     Bonds are in imminent default in payment of interest or principal or suspension of preferred stock dividends is imminent.


DDD, DD,

and D     Bonds are in default on interest and/or principal payments or preferred stock dividends are suspended. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. 'DDD' represents the highest potential for recovery of these securities, and 'D' represents the lowest potential for recovery.


                   DUFF & PHELPS, INC. LONG-TERM DEBT RATINGS

These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

Each rating also takes into account the legal form of the security, (E.G., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the nature of covenant protection. Review of indenture restrictions is important to the analysis of a company's operating and financial constraints

  From time to time, Duff & Phelps Credit Rating Co. places issuers or security classes on Rating Watch. The Rating Watch Status results from a need to notify investors and the issuer that there are conditions present leading Duff & Phelps to re-evaluate the current rating(s). A listing on Rating Watch, however, does not mean a rating change is inevitable. The Rating Watch Status can either be resolved quickly or over a longer period of time, depending on the reasons surrounding the placement on Rating Watch. The "up" designation means a rating may be upgraded; the "down" designation means a rating may be downgraded, and the uncertain designation means a rating may be raised or lowered.


The Credit Rating Committee formally reviews all ratings once per quarter (more
frequently, if necessary).   Ratings of 'BBB-' and higher fall within the
definition of investment grade securities, as defined by bank and insurance supervisory authorities. Structured finance issues, including real estate, asset-backed and mortgage-backed financings, use this same rating scale with minor modification in the definitions. Thus, an investor can compare the credit quality of investment alternatives across industries and structural types. A "Cash Flow Rating" (as noted for specific ratings) addresses the likelihood that aggregate principal and interest will equal or exceed the rated amount under appropriate stress conditions.


Rating Scale     Definition

AAA     Highest credit quality.  The risk factors are negligible, being only slightly more
     than for risk-free U.S. Treasury debt.

AA+     High credit quality.  Protection factors are strong.  Risk is modest, but may
AA     vary slightly from time to time because of economic conditions.
AA-

A+     Protection factors are average but adequate.  However, risk factors are more
A     variable and greater in periods of economic stress.
A-

BBB+     Below-average protection factors but still considered sufficient for prudent
BBB     investment.  Considerable variability in risk during economic cycles.
BBB-

BB+     Below investment grade but deemed likely to meet obligations when due.
BB     Present or prospective financial protection factors fluctuate according to
BB-     industry conditions or company fortunes.  Overall quality may move up
or
     down frequently within this category.

B+     Below investment grade and possessing risk that obligations will not be met
B     when due.  Financial protection factors will fluctuate widely according to
B-     economic cycles, industry conditions and/or company fortunes.  Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC     Well below investment grade securities.  Considerable uncertainty exists as to
     timely payment of principal, interest or preferred dividends.
     Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD     Defaulted debt obligations.  Issuer failed to meet scheduled principal and/or
     interest payments.

DP     Preferred stock with dividend arrearages.



IBCA LONG-TERM DEBT RATINGS


AAA - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.


AA - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.


A - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.


BBB - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.


BB - Obligations for which there is a possibility of investment risk developing. Capacity for timely repayment of principal and interest exists, but is susceptible over time to adverse changes in business, economic or financial conditions.


B - Obligations for which investment risk exists. Timely repayment of principal and interest is not sufficiently protected against adverse changes in business, economic or financial conditions.


CCC - Obligations for which there is a current perceived possibility of default. Timely repayment of principal and interest is dependent on favorable business, economic or financial conditions.


CC - Obligations which are highly speculative or which have a high risk of default.


C - Obligations which are currently in default.


Notes:       "+" or "-" may be appended to a rating below AAA to denote relative status within major rating categories. Ratings of BB and below are assigned where it is considered that speculative characteristics are present.


                    THOMSON BANKWATCH LONG-TERM DEBT RATINGS


Long-Term Debt Ratings assigned by Thomson BankWatch also weigh heavily government ownership and support. The quality of both the company's management and franchise are of even greater importance in the Long-Term Debt Rating decisions. Long-Term Debt Ratings look out over a cycle and are not adjusted frequently for what it believes are short-term performance aberrations.


Long-Term Debt Ratings can be restricted to local currency debt - ratings will be identified by the designation LC. In addition, Long-Term Debt Ratings may include a plus (+) or minus (-) to indicate where within the category the issue is placed. BankWatch Long-Term Debt Ratings are based on the following scale:


INVESTMENT GRADE


AAA (LC-AAA) - Indicates that the ability to repay principal and interest on a timely basis is extremely high.





AA (LC-AA) - Indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.


A (LC-A) - Indicates the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

BBB (LC-BBB) - The lowest investment-grade category; indicates an acceptable capacity to repay principal and interest. BBB issues are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.


NON-INVESTMENT GRADE - may be speculative in the likelihood of timely repayment of principal and interest


BB (LC-BB) - While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations.


B (LC-B) - Issues rated B show higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.


CCC (LC-CCC) - Issues rated CCC clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.


CC (LC-CC) - CC is applied to issues that are subordinate to other obligations rated CCC and are afforded less protection in the event of bankruptcy or reorganization.


D (LC-D) - Default.

                              SHORT-TERM RATINGS

                   STANDARD & POOR'S COMMERCIAL PAPER RATINGS

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated 'B' are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

                         STANDARD & POOR'S NOTE RATINGS

An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

The following criteria will be used in making the assessment:

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- Amortization schedule - the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.


- Source of payment - the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note.

Note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

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MOODY'S SHORT-TERM RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:


Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.


Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.


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FITCH INVESTORS SERVICE, INC. SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+     Exceptionally Strong Credit Quality.  Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1     Very Strong Credit Quality.  Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated
'F-1+'.

F-2     Good Credit Quality.  Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned 'F-1+' and 'F-1' ratings.

F-3     Fair Credit Quality.  Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S     Weak Credit Quality.  Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D     Default.  Issues assigned this rating are in actual or imminent payment default.

LOC     The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

                  DUFF & PHELPS, INC. SHORT-TERM DEBT RATINGS

Duff & Phelps' short-term ratings are consistent with the rating criteria used by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.


The distinguishing feature of Duff & Phelps' short-term ratings is the refinement of the traditional '1' category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. As a consequence, Duff & Phelps has incorporated gradations of '1+' (one plus) and '1-' (one minus) to assist investors in recognizing those differences.


From time to time, Duff & Phelps places issuers or security classes on Rating Watch. The Rating Watch status results from a need to notify investors and the issuer that there are conditions present leading it to re-evaluate the current rating(s). A listing on Rating Watch, however, does not mean a rating change is inevitable.


The Rating Watch status can either be resolved quickly or over a longer period of time, depending on the reasons surrounding the placement on Rating Watch. The "up" designation means a rating may be upgraded; the "down" designation means a rating may be downgraded, and the "uncertain" designation means a rating may be raised or lowered.

RATING SCALE:     DEFINITION

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          HIGH GRADE

D-1+     Highest certainty of timely payment.  Short-Term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

D-1     Very high certainty of timely payment.  Liquidity factors are excellent and supported by good fundamental protection factors.  Risk factors are minor.

D-1-     High certainty of timely payment.  Liquidity factors are strong and supported by good fundamental protection factors.  Risk factors are very small.

GOOD GRADE

D-2     Good certainty of timely payment.  Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

SATISFACTORY GRADE

D-3     Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

NON-INVESTMENT GRADE

D-4     Speculative investment characteristics.  Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

DEFAULT


D-5     Issuer failed to meet scheduled principal and/or interest payments.



                   THOMSON BANKWATCH (TBW) SHORT-TERM RATINGS


The TBW Short-Term Ratings apply, unless otherwise noted, to specific debt instruments of the rated entities with a maturity of one year or less. TBW Short-Term Ratings are intended to assess the likelihood of an untimely or incomplete payments of principal or interest.

TBW-1 The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

TBW-3 The lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

TBW-4 The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

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                            IBCA SHORT-TERM RATINGS

IBCA Short-Term Ratings assess the borrowing characteristics of banks and corporations, and the capacity for timely repayment of debt obligations. The Short-Term Ratings relate to debt which has a maturity of less than one year.


A1     Obligations supported by the highest capacity for timely repayment.
Where issues possess a particularly strong credit      feature, a rating of A1+
is assigned.


A2     Obligations supported by a good capacity for timely repayment.

A3     Obligations supported by a satisfactory capacity for timely repayment.

B     Obligations for which there is an uncertainty as to the capacity to ensure timely repayment.

C     Obligations for which there is a high risk of default or which are currently in default.


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